Exhibit 99.1

Prudential Financial, Inc. (PRU)

Quarterly Financial Supplement

FINANCIAL SERVICES BUSINESSES

FOURTH QUARTER 2004

Reference is made to Prudential Financial, Inc.’s filings with the Securities and Exchange Commission for general information, and consolidated financial information, regarding Prudential Financial, Inc., including its Closed Block Business. All financial information in this document is unaudited.

February 8, 2005

i

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2004

ii

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2004

This Quarterly Financial Supplement reflects the following, for all periods presented:

Results from the Company’s Dryden Wealth Management business, previously reflected in the International Investments Segment, have been classified as “divested businesses” as a result of the Company’s decision to exit this business.

Results from certain branches of the Company’s European retail transaction-oriented stockbrokerage operations, formerly reported as “divested businesses”, have been classified as discontinued operations.

Revenues, expenses, assets and liabilities as reported herein also reflect certain reclassifications to conform to current period reporting practices.

iii

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2004

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date		% Change		2003	2004
2004	2003			4Q	1Q	2Q	3Q	4Q
			Financial Services Businesses:
			Pre-tax adjusted operating income by division:
991	788	26%	Insurance Division	206	211	238	245	297
355	289	23%	Investment Division	56	96	72	76	111
1,003	809	24%	International Insurance and Investments Division	191	221	269	260	253
158	88	80%	Corporate and other operations	42	22	64	54	18

2,507	1,974	27%	Total pre-tax adjusted operating income	495	550	643	635	679
676	645	5%	Income taxes, applicable to adjusted operating income	164	171	142	168	195

1,831	1,329	38%	Financial Services Businesses after-tax adjusted operating income	331	379	501	467	484

			Items excluded from adjusted operating income:
24	(199)	112%	Realized investment gains (losses), net, and related charges and adjustments	(29)	1	143	38	(158)
(43)	—	—	Investment gains (losses) on trading account assets supporting insurance liabilities, net	—	50	(322)	208	21
(11)	—	—	Change in experience-rated contractholder liabilities due to asset value changes	—	(50)	183	(100)	(44)
(105)	(166)	37%	Divested businesses	260	(17)	(9)	(22)	(57)

(135)	(365)	63%	Total items excluded from adjusted operating income, before income taxes	231	(16)	(5)	124	(238)
(54)	(119)	55%	Income taxes, applicable to items excluded from adjusted operating income	59	(12)	(8)	36	(70)

(81)	(246)	67%	Total items excluded from adjusted operating income, after income taxes	172	(4)	3	88	(168)

1,750	1,083	62%	Income from continuing operations (after-tax) of Financial Services Businesses before extraordinary gain on acquisition and cumulative effect of accounting change	503	375	504	555	316
(18)	(58)	69%	Income (loss) from discontinued operations, net of taxes	(22)	(6)	(5)	(8)	1
21	—	—	Extraordinary gain on acquisition, net of taxes	—	—	20	1	—
(79)	—	—	Cumulative effect of accounting change, net of taxes	—	(79)	—	—	—

1,674	1,025	63%	Net income of Financial Services Businesses	481	290	519	548	317

			Earnings per share of Common Stock (diluted):
3.61	2.53		Financial Services Businesses after-tax adjusted operating income	0.64	0.74	0.98	0.93	0.96
			Items excluded from adjusted operating income:
0.04	(0.36)		Realized investment gains (losses), net, and related charges and adjustments	(0.05)	—	0.27	0.07	(0.30)
(0.08)	—		Investment gains (losses) on trading account assets supporting insurance liabilities, net	—	0.09	(0.60)	0.40	0.04
(0.02)	—		Change in experience-rated contractholder liabilities due to asset value changes	—	(0.09)	0.34	(0.19)	(0.08)
(0.20)	(0.30)		Divested businesses	0.48	(0.03)	(0.02)	(0.04)	(0.11)

(0.26)	(0.66)		Total items excluded from adjusted operating income, before income taxes	0.43	(0.03)	(0.01)	0.24	(0.45)
(0.10)	(0.21)		Income taxes, applicable to items excluded from adjusted operating income	0.11	(0.02)	(0.02)	0.07	(0.13)

(0.16)	(0.45)		Total items excluded from adjusted operating income, after income taxes	0.32	(0.01)	0.01	0.17	(0.32)

3.45	2.08		Income from continuing operations (after-tax) of Financial Services Businesses before extraordinary gain on acquisition and cumulative effect of accounting change	0.96	0.73	0.99	1.10	0.64
(0.03)	(0.10)		Income (loss) from discontinued operations, net of taxes	(0.04)	(0.01)	(0.01)	(0.02)	—
0.04	—		Extraordinary gain on acquisition, net of taxes	—	—	0.04	—	—
(0.15)	—		Cumulative effect of accounting change, net of taxes	—	(0.15)	—	—	—

3.31	1.98		Net income of Financial Services Businesses	0.92	0.57	1.02	1.08	0.64

531.2	548.4		Weighted average number of outstanding Common shares (diluted basis)	541.9	539.9	532.2	525.7	527.3

10.16%	7.55%		Operating Return on Average Equity (based on adjusted operating income)	7.51%	8.61%	11.26%	10.38%	10.46%

			Reconciliation to Consolidated Net Income of Prudential Financial, Inc:
1,674	1,025		Net income of Financial Services Businesses (above)	481	290	519	548	317
582	239		Net income of Closed Block Business	94	111	30	180	261

2,256	1,264		Consolidated net income	575	401	549	728	578

84	60		Direct equity adjustments for earnings per share calculations	15	19	23	22	20

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2004

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2003	2004
2004	2003		4Q	1Q	2Q	3Q	4Q
		Financial Services Businesses Capitalization Data (1):
		Short-term debt	4,739	4,603	4,432	6,135	3,896
		Long-term debt	3,860	3,820	4,437	5,708	5,877

		Attributed Equity:
		Including accumulated other comprehensive income	20,340	20,837	19,619	20,457	21,149
		Excluding unrealized gains and losses on investments	18,440	18,520	18,695	18,987	19,561
		Excluding accumulated other comprehensive income	18,563	18,554	18,755	18,995	19,392

		Total Capitalization:
		Including accumulated other comprehensive income	24,200	24,657	24,056	26,165	27,026
		Excluding unrealized gains and losses on investments	22,300	22,340	23,132	24,695	25,438
		Excluding accumulated other comprehensive income	22,423	22,374	23,192	24,703	25,269

		Book value per share of Common Stock:
		Including accumulated other comprehensive income	37.61	38.90	37.11	39.19	39.79
		Excluding unrealized gains and losses on investments	34.10	34.58	35.36	36.37	36.80
		Excluding accumulated other comprehensive income	34.33	34.64	35.47	36.39	36.49

		Number of diluted shares at end of period	540.8	535.6	528.7	522.0	531.5

		Common Stock Price Range (based on closing price):
55.09	42.19	High	42.19	48.11	46.47	48.10	55.09
41.05	27.56	Low	36.60	41.62	41.05	44.30	42.87
54.96	41.77	Close	41.77	44.78	46.47	47.04	54.96

		Common Stock market capitalization (1)	22,341	23,679	24,209	24,158	28,983

(1)	As of end of period.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2004

OPERATIONS HIGHLIGHTS

Year-to-date			2003	2004
2004	2003		4Q	1Q	2Q	3Q	4Q
		Assets Under Management and Administration ($ billions) (1) (2):

		Assets Under Management :
		Managed by Investment Division:
		Asset Management Segment - Investment Management & Advisory Services
		Retail customers	81.2	78.4	74.4	62.3	66.0
		Institutional customers	94.8	99.9	106.3	108.9	119.2
		General account	127.8	131.2	147.6	152.3	152.7

		Total Investment Management and Advisory Services	303.8	309.5	328.3	323.5	337.9

		Non-proprietary assets under management	22.7	22.3	43.6	43.5	44.8

		Total managed by Investment Division	326.5	331.8	371.9	367.0	382.7
		Managed by International Insurance and Investments Division	53.9	67.6	67.0	67.1	77.7
		Managed by Insurance Division	33.9	35.3	35.3	35.9	39.1

		Total assets under management	414.3	434.7	474.2	470.0	499.5
		Client assets under administration	50.4	52.2	64.6	72.9	82.2

		Total assets under management and administration	464.7	486.9	538.8	542.9	581.7

		Assets managed or administered for customers outside of the United States at end of period	84.9	100.8	97.3	96.4	107.0

		Distribution Representatives (1):
		Prudential Agents	4,320	4,147	4,001	3,982	3,682
		International Life Planners	4,989	5,008	5,123	5,234	5,385
		Gibraltar Life Advisors	4,826	4,815	4,888	4,759	4,970

42	40	Prudential Agent productivity ($ thousands)	44	36	40	37	54

		Third Party Distribution - Retail Products ($ millions) (3):
155	111	Individual life insurance (4)	49	28	34	45	48
11	20	Corporate-owned life insurance sales	—	6	1	3	1
4,834	3,048	Individual annuities (5)	1,166	1,410	1,332	1,078	1,014
14,066	6,060	Mutual funds and wrap-fee products (5)	2,144	2,742	2,386	4,002	4,936

(1)	As of end of period.
(2)	At fair market value.
(3)	Represents scheduled premiums from new sales on an annualized basis and first year excess premiums and deposits on a cash-received basis for Individual Life Insurance, including corporate-owned life insurance, and gross sales for Individual Annuities, Mutual Funds and Wrap-fee products.
(4)	Excludes corporate-owned life insurance sales.
(5)	Includes, effective July 1, 2003, production through Financial Advisors formerly associated with Prudential Securities, who became associated with Wachovia Securities Financial Holdings, LLC as a result of the combination of Prudential’s retail securities brokerage operation with Wachovia Securities Financial Holdings, LLC as of that date.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2004

COMBINED STATEMENTS OF OPERATIONS - FINANCIAL SERVICES BUSINESSES

(in millions)

Year-to-date		% Change		2003	2004
2004	2003			4Q	1Q	2Q	3Q	4Q
			Revenues (1):

8,795	7,918	11%	Premiums	2,042	2,191	2,210	2,176	2,218
2,360	2,001	18%	Policy charges and fee income	553	559	580	596	625
5,384	4,935	9%	Net investment income	1,223	1,244	1,330	1,397	1,413
3,446	3,254	6%	Commissions, investment management fees, and other income	686	676	929	853	988

19,985	18,108	10%	Total revenues	4,504	4,670	5,049	5,022	5,244

			Benefits and Expenses (1):

8,935	8,284	8%	Insurance and annuity benefits	2,171	2,262	2,217	2,220	2,236
2,183	1,691	29%	Interest credited to policyholders’ account balances	428	427	582	580	594
296	200	48%	Interest expense	57	53	57	83	103
(1,528)	(1,270)	-20%	Deferral of acquisition costs	(353)	(388)	(373)	(360)	(407)
766	533	44%	Amortization of acquisition costs	81	192	190	212	172
6,826	6,696	2%	General and administrative expenses	1,625	1,574	1,733	1,652	1,867

17,478	16,134	8%	Total benefits and expenses	4,009	4,120	4,406	4,387	4,565

2,507	1,974	27%	Adjusted operating income before income taxes	495	550	643	635	679

			Items excluded from adjusted operating income before income taxes:
82	(156)	153%	Realized investment gains (losses), net, and related adjustments	(11)	9	155	50	(132)
(58)	(43)	-35%	Related charges	(18)	(8)	(12)	(12)	(26)

24	(199)	112%	Total realized investment gains (losses), net, and related charges and adjustments	(29)	1	143	38	(158)

(43)	—	—	Investment gains (losses) on trading account assets supporting insurance liabilities, net	—	50	(322)	208	21
(11)	—	—	Change in experience-rated contractholder liabilities due to asset value changes	—	(50)	183	(100)	(44)
(105)	(166)	37%	Divested businesses	260	(17)	(9)	(22)	(57)

(135)	(365)	63%	Total items excluded from adjusted operating income before income taxes	231	(16)	(5)	124	(238)

2,372	1,609	47%	Income from continuing operations before income taxes, extraordinary gain on acquisition and cumulative effect of accounting change	726	534	638	759	441
622	526	18%	Income tax expense	223	159	134	204	125

1,750	1,083	62%	Income from continuing operations before extraordinary gain on acquisition and cumulative effect of accounting change	503	375	504	555	316

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; changes in experience-rated contractholder liabilities due to asset value changes, and benefits and expenses of divested businesses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2004

COMBINED BALANCE SHEETS - FINANCIAL SERVICES BUSINESSES

(in millions)

	12/31/2003	3/31/2004	6/30/2004	9/30/2004	12/31/2004
Assets:
Investments:
Fixed maturities, available for sale, at fair value (amortized cost $79,900; $84,853; $87,800; $89,640; $97,732)	84,353	90,479	90,596	93,889	102,155
Fixed maturities, held to maturity, at amortized cost (fair value $3,084; $2,999; $2,704; $2,633; $2,765)	3,068	2,949	2,724	2,607	2,747
Trading account assets supporting insurance liabilities, at fair value	88	807	11,920	12,695	12,964
Other trading account assets, at fair value	3,214	5,245	3,098	3,222	1,547
Equity securities, available for sale, at fair value (cost $1,045; $1,027; $1,271; $1,282; $1,473)	1,119	1,164	1,422	1,457	1,663
Commercial loans	12,463	11,508	16,412	16,315	17,092
Policy loans	2,609	2,671	2,608	2,606	2,919
Securities purchased under agreements to resell	1,464	2,086	147	190	127
Other long-term investments	4,568	4,143	4,553	4,518	4,934
Short-term investments	4,052	2,913	3,818	2,399	3,405

Total investments	116,998	123,965	137,298	139,898	149,553
Cash and cash equivalents	5,791	5,893	4,053	4,471	6,164
Accrued investment income	1,046	1,137	1,238	1,317	1,307
Reinsurance recoverable	633	599	35,843	34,825	32,790
Deferred policy acquisition costs	6,605	6,731	7,086	7,022	7,624
Other assets	14,785	18,125	14,910	16,000	16,472
Separate account assets	106,680	106,833	103,961	105,621	115,568

Total assets	252,538	263,283	304,389	309,154	329,478

Liabilities:
Future policy benefits	46,003	47,714	46,817	47,673	52,794
Policyholders’ account balances	44,168	47,012	63,236	63,521	69,668
Unpaid claims and claim adjustment expenses	1,687	1,717	1,740	1,775	1,807
Reinsurance payables	180	180	35,444	34,469	32,386
Securities sold under agreements to repurchase	5,196	5,536	5,685	4,957	4,657
Cash collateral for loaned securities	3,571	3,361	3,661	2,978	4,248
Income taxes payable	2,234	2,686	2,015	2,427	2,741
Securities sold but not yet purchased	1,598	2,386	345	503	427
Short-term debt	4,739	4,603	4,432	6,135	3,896
Long-term debt	3,860	3,820	4,437	5,708	5,877
Other liabilities	12,282	16,598	12,997	12,930	14,260
Separate account liabilities	106,680	106,833	103,961	105,621	115,568

Total liabilities	232,198	242,446	284,770	288,697	308,329

Attributed Equity:
Accumulated other comprehensive income	1,777	2,283	864	1,462	1,757
Other attributed equity	18,563	18,554	18,755	18,995	19,392

Total attributed equity	20,340	20,837	19,619	20,457	21,149

Total liabilities and attributed equity	252,538	263,283	304,389	309,154	329,478

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2004

FINANCIAL SERVICES BUSINESSES COMBINING STATEMENTS OF OPERATIONS - BY DIVISION

(in millions)

	Quarter Ended December 31, 2004
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1) :
Premiums	2,218	842	11	1,366	(1)
Policy charges and fee income	625	534	35	61	(5)
Net investment income	1,413	422	617	234	140
Commissions, investment management fees, and other income	988	152	746	101	(11)

Total revenues	5,244	1,950	1,409	1,762	123

Benefits and Expenses (1):
Insurance and annuity benefits	2,236	942	209	1,050	35
Interest credited to policyholders’ account balances	594	176	388	33	(3)
Interest expense	103	19	21	3	60
Deferral of acquisition costs	(407)	(168)	(19)	(235)	15
Amortization of acquisition costs	172	66	9	109	(12)
General and administrative expenses	1,867	618	690	549	10

Total benefits and expenses	4,565	1,653	1,298	1,509	105

Adjusted operating income before income taxes	679	297	111	253	18

	Quarter Ended December 31, 2003
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1):
Premiums	2,042	797	6	1,236	3
Policy charges and fee income	553	479	18	60	(4)
Net investment income	1,223	371	526	186	140
Commissions, investment management fees, and other income	686	145	494	36	11

Total revenues	4,504	1,792	1,044	1,518	150

Benefits and Expenses (1):
Insurance and annuity benefits	2,171	1,033	190	949	(1)
Interest credited to policyholders’ account balances	428	160	238	30	—
Interest expense	57	(1)	8	1	49
Deferral of acquisition costs	(353)	(173)	(8)	(186)	14
Amortization of acquisition costs	81	11	15	70	(15)
General and administrative expenses	1,625	556	545	463	61

Total benefits and expenses	4,009	1,586	988	1,327	108

Adjusted operating income before income taxes	495	206	56	191	42

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; changes in experience-rated contractholder liabilities due to asset value changes, and benefits and expenses of divested businesses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2004

FINANCIAL SERVICES BUSINESSES COMBINING STATEMENTS OF OPERATIONS - BY DIVISION

(in millions)

	Twelve Months Ended December 31, 2004
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1) :
Premiums	8,795	3,363	93	5,342	(3)
Policy charges and fee income	2,360	2,016	119	240	(15)
Net investment income	5,384	1,571	2,343	938	532
Commissions, investment management fees, and other income	3,446	620	2,452	362	12

Total revenues	19,985	7,570	5,007	6,882	526

Benefits and Expenses (1):
Insurance and annuity benefits	8,935	3,792	862	4,182	99
Interest credited to policyholders’ account balances	2,183	708	1,362	117	(4)
Interest expense	296	32	48	7	209
Deferral of acquisition costs	(1,528)	(691)	(51)	(849)	63
Amortization of acquisition costs	766	403	53	365	(55)
General and administrative expenses	6,826	2,335	2,378	2,057	56

Total benefits and expenses	17,478	6,579	4,652	5,879	368

Adjusted operating income before income taxes	2,507	991	355	1,003	158

	Twelve Months Ended December 31, 2003
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1):
Premiums	7,918	3,222	29	4,676	(9)
Policy charges and fee income	2,001	1,717	72	226	(14)
Net investment income	4,935	1,446	2,151	791	547
Commissions, investment management fees, and other income	3,254	387	2,695	202	(30)

Total revenues	18,108	6,772	4,947	5,895	494

Benefits and Expenses (1):
Insurance and annuity benefits	8,284	3,798	791	3,614	81
Interest credited to policyholders’ account balances	1,691	636	946	109	—
Interest expense	200	—	33	3	164
Deferral of acquisition costs	(1,270)	(595)	(29)	(695)	49
Amortization of acquisition costs	533	245	66	284	(62)
General and administrative expenses	6,696	1,900	2,851	1,771	174

Total benefits and expenses	16,134	5,984	4,658	5,086	406

Adjusted operating income before income taxes	1,974	788	289	809	88

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; changes in experience-rated contractholder liabilities due to asset value changes, and benefits and expenses of divested businesses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2004

FINANCIAL SERVICES BUSINESSES COMBINING BALANCE SHEETS - BY DIVISION

(in millions)

	As of December 31, 2004
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Assets:
Total investments	149,553	31,614	56,219	50,543	11,177
Deferred policy acquisition costs	7,624	4,169	73	3,520	(138)
Other assets	56,733	3,617	39,135	8,098	5,883
Separate account assets	115,568	69,348	47,301	25	(1,106)

Total assets	329,478	108,748	142,728	62,186	15,816

Liabilities:
Future policy benefits	52,794	5,166	13,571	33,435	622
Policyholders’ account balances	69,668	18,518	36,490	15,146	(486)
Debt	9,773	1,161	1,484	407	6,721
Other liabilities	60,526	8,443	37,824	8,739	5,520
Separate account liabilities	115,568	69,348	47,301	25	(1,106)

Total liabilities	308,329	102,636	136,670	57,752	11,271

Attributed Equity:
Accumulated other comprehensive income (loss)	1,757	680	370	754	(47)
Other attributed equity	19,392	5,432	5,688	3,680	4,592

Total attributed equity	21,149	6,112	6,058	4,434	4,545

Total liabilities and attributed equity	329,478	108,748	142,728	62,186	15,816

	As of December 31, 2003
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Assets:
Total investments	116,998	27,048	38,002	41,039	10,909
Deferred policy acquisition costs	6,605	3,918	23	2,769	(105)
Other assets	22,255	3,211	8,153	5,416	5,475
Separate account assets	106,680	64,034	43,019	649	(1,022)

Total assets	252,538	98,211	89,197	49,873	15,257

Liabilities:
Future policy benefits	46,003	5,008	12,937	27,613	445
Policyholders’ account balances	44,168	15,863	17,632	10,673	—
Debt	8,599	437	2,645	211	5,306
Other liabilities	26,748	6,539	8,599	7,179	4,431
Separate account liabilities	106,680	64,034	43,019	649	(1,022)

Total liabilities	232,198	91,881	84,832	46,325	9,160

Attributed Equity:
Accumulated other comprehensive income	1,777	632	587	465	93
Other attributed equity	18,563	5,698	3,778	3,083	6,004

Total attributed equity	20,340	6,330	4,365	3,548	6,097

Total liabilities and attributed equity	252,538	98,211	89,197	49,873	15,257

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2004

SHORT TERM DEBT
(in millions)
	As of December 31, 2004				As of December 31, 2003
	Prudential Financial, Inc.	The Prudential Insurance Co. of America (1)	Other Affiliates	Total	Prudential Financial, Inc.	The Prudential Insurance Co. of America (1)	Other Affiliates	Total
Financial Services Businesses:
Borrowings by use of proceeds:
General corporate purposes	97	5	—	102	—	5	—	5
Investment related	158	521	—	679	167	386	—	553
Securities business related	86	906	1,330	2,322	155	1,872	882	2,909
Specified other businesses	105	548	139	792	90	1,052	129	1,271
Limited recourse and non-recourse borrowing	—	—	1	1	—	—	1	1

Total short-term debt - Financial Services Businesses	446	1,980	1,470	3,896	412	3,315	1,012	4,739

Borrowings by type:
Long-term debt due within one year	—	57	—	57	—	453	—	453
Commercial paper	446	1,853	—	2,299	412	2,846	—	3,258
Bank borrowings	—	—	754	754	—	—	535	535
Other short-term debt	—	70	715	785	—	16	476	492

Total general obligations	446	1,980	1,469	3,895	412	3,315	1,011	4,738
Limited recourse and non-recourse borrowing	—	—	1	1	—	—	1	1

Total short-term debt - Financial Services Businesses	446	1,980	1,470	3,896	412	3,315	1,012	4,739

Closed Block Business:
Investment related commercial paper borrowings	—	148	—	148	—	—	—	—

(1)	Includes Prudential Funding, LLC.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2004

LONG TERM DEBT

(in millions)

	As of December 31, 2004
	General Corporate Purposes	Investment Related	Securities Business Related	Specified Other Businesses	Total General Obligations	Limited Recourse and non- Recourse	Total Borrowing
Financial Services Businesses:

Prudential Financial, Inc.:
Long-term fixed and floating rate notes	2,086	1,366	676	—	4,128	—	4,128
Hybrid notes	—	—	—	—	—	—	—

Total	2,086	1,366	676	—	4,128	—	4,128

The Prudential Insurance Company of America (2):
Surplus notes	692	—	—	—	692	—	692
Long-term fixed and floating rate notes	600	400	—	—	1,000	—	1,000
Commercial paper backed by long-term credit agreements	—	—	—	—	—	—	—

Total	1,292	400	—	—	1,692	—	1,692

Long-term debt of other affiliated companies	—	—	—	—	—	57	57

Total long-term debt of Financial Services Businesses	3,378	1,766	676	—	5,820	57	5,877

Ratio of long-term and short-term corporate debt to capitalization	15.1%

Closed Block Business:

Limited recourse notes of Prudential Holdings, LLC	—	—	—	—	—	1,750	1,750

	As of December 31, 2003
	General Corporate Purposes	Investment Related	Securities Business Related	Specified Other Businesses	Total General Obligations	Limited Recourse and non- Recourse	Total Borrowing
Financial Services Businesses:
Prudential Financial, Inc. (1):
Long-term fixed and floating rate notes	670	681	—	141	1,492	—	1,492
Hybrid notes	—	—	—	—	—	—	—

Total	670	681	—	141	1,492	—	1,492

The Prudential Insurance Company of America (2):
Surplus notes	691	—	—	—	691	—	691
Long-term fixed and floating rate notes	600	291	—	—	891	—	891
Commercial paper backed by long-term credit agreements	—	—	—	—	—	—	—

Total	1,291	291	—	—	1,582	—	1,582

Long-term debt of other affiliated companies	—	17	—	—	17	58	75

Total long-term debt of Financial Services Businesses, excluding debt related to Equity Security Units	1,961	989	—	141	3,091	58	3,149

Debt related to Equity Security Units (3)	711	—	—	—	711	—	711

Total long-term debt of Financial Services Businesses	2,672	989	—	141	3,802	58	3,860

Ratio of long-term and short-term corporate debt to capitalization	10.0%

Closed Block Business:

Limited recourse notes of Prudential Holdings, LLC	—	—	—	—	—	1,750	1,750

(1)	Excluding obligations related to Equity Security Units.
(2)	Includes Prudential Funding, LLC.
(3)	The $711 million as of December 31, 2003 represents the carrying value of the debt associated with the Equity Security Units issued at the time of demutualization. As of December 31, 2004 the debt formerly associated with the Equity Security Units is included in “Long-term fixed and floating rate notes” as a result of remarketing this debt.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2004

COMBINED STATEMENTS OF OPERATIONS - INSURANCE DIVISION

(in millions)

Year-to-date		% Change		2003	2004
2004	2003			4Q	1Q	2Q	3Q	4Q
			Revenues (1):
3,363	3,222	4%	Premiums	797	850	826	845	842
2,016	1,717	17%	Policy charges and fee income	479	482	488	512	534
1,571	1,446	9%	Net investment income	371	369	378	402	422
620	387	60%	Commissions, investment management fees, and other income	145	150	156	162	152

7,570	6,772	12%	Total revenues	1,792	1,851	1,848	1,921	1,950

			Benefits and Expenses (1):
3,792	3,798	—	Insurance and annuity benefits	1,033	970	921	959	942
708	636	11%	Interest credited to policyholders’ account balances	160	175	178	179	176
32	—	—	Interest expense	(1)	1	2	10	19
(691)	(595)	-16%	Deferral of acquisition costs	(173)	(182)	(180)	(161)	(168)
403	245	64%	Amortization of acquisition costs	11	108	109	120	66
2,335	1,900	23%	General and administrative expenses	556	568	580	569	618

6,579	5,984	10%	Total benefits and expenses	1,586	1,640	1,610	1,676	1,653

991	788	26%	Adjusted operating income before income taxes	206	211	238	245	297

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2004

COMBINING STATEMENTS OF OPERATIONS - INSURANCE DIVISION

(in millions)

	Quarter Ended December 31, 2004
	Total Insurance Division	Individual Life and Annuities	Group Insurance	Individual Life and Annuities
				Individual Life	Individual Annuities
Revenues (1):
Premiums	842	123	719	107	16
Policy charges and fee income	534	433	101	265	168
Net investment income	422	277	145	123	154
Commissions, investment management fees, and other income	152	142	10	65	77

Total revenues	1,950	975	975	560	415

Benefits and Expenses (1):
Insurance and annuity benefits	942	234	708	181	53
Interest credited to policyholders’ account balances	176	131	45	43	88
Interest expense	19	15	4	12	3
Deferral of acquisition costs	(168)	(162)	(6)	(87)	(75)
Amortization of acquisition costs	66	65	1	61	4
General and administrative expenses (2)	618	449	169	246	203

Total benefits and expenses	1,653	732	921	456	276

Adjusted operating income before income taxes	297	243	54	104	139

	Quarter Ended December 31, 2003
	Total Insurance Division	Individual Life and Annuities	Group Insurance	Individual Life and Annuities
				Individual Life	Individual Annuities
Revenues (1):
Premiums	797	98	699	85	13
Policy charges and fee income	479	401	78	258	143
Net investment income	371	227	144	106	121
Commissions, investment management fees, and other income	145	131	14	59	72

Total revenues	1,792	857	935	508	349

Benefits and Expenses (1):
Insurance and annuity benefits	1,033	323	710	246	77
Interest credited to policyholders’ account balances	160	111	49	39	72
Interest expense	(1)	(1)	—	(1)	—
Deferral of acquisition costs	(173)	(165)	(8)	(75)	(90)
Amortization of acquisition costs	11	10	1	23	(13)
General and administrative expenses (2)	556	420	136	213	207

Total benefits and expenses	1,586	698	888	445	253

Adjusted operating income before income taxes	206	159	47	63	96

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.
(2)	General and administrative expenses for Individual Annuities include $10 million for the quarter ended December 31, 2004 and $14 million for the quarter ended December 30, 2003 for the amortization, net of interest, of value of business acquired (VOBA) associated with the May 1, 2003 acquisition of American Skandia.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2004

COMBINING STATEMENTS OF OPERATIONS - INSURANCE DIVISION

(in millions)

	Twelve Months Ended December 31, 2004
	Total Insurance Division	Individual Life and Annuities	Group Insurance	Individual Life and Annuities
				Individual Life	Individual Annuities
Revenues (1):
Premiums	3,363	438	2,925	375	63
Policy charges and fee income	2,016	1,674	342	1,038	636
Net investment income	1,571	1,010	561	421	589
Commissions, investment management fees, and other income	620	581	39	291	290

Total revenues	7,570	3,703	3,867	2,125	1,578

Benefits and Expenses (1):
Insurance and annuity benefits	3,792	862	2,930	661	201
Interest credited to policyholders’ account balances	708	523	185	165	358
Interest expense	32	24	8	15	9
Deferral of acquisition costs	(691)	(664)	(27)	(311)	(353)
Amortization of acquisition costs	403	399	4	274	125
General and administrative expenses (2)	2,335	1,742	593	931	811

Total benefits and expenses	6,579	2,886	3,693	1,735	1,151

Adjusted operating income before income taxes	991	817	174	390	427

	Twelve Months Ended December 31, 2003
	Total Insurance Division	Individual Life and Annuities	Group Insurance	Individual Life and Annuities
				Individual Life	Individual Annuities
Revenues (1):
Premiums	3,222	416	2,806	352	64
Policy charges and fee income	1,717	1,455	262	1,025	430
Net investment income	1,446	861	585	408	453
Commissions, investment management fees, and other income	387	350	37	151	199

Total revenues	6,772	3,082	3,690	1,936	1,146

Benefits and Expenses (1):
Insurance and annuity benefits	3,798	1,001	2,797	790	211
Interest credited to policyholders’ account balances	636	420	216	152	268
Interest expense	—	(2)	2	(3)	1
Deferral of acquisition costs	(595)	(561)	(34)	(294)	(267)
Amortization of acquisition costs	245	242	3	195	47
General and administrative expenses (2)	1,900	1,363	537	739	624

Total benefits and expenses	5,984	2,463	3,521	1,579	884

Adjusted operating income before income taxes	788	619	169	357	262

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.
(2)	General and administrative expenses for Individual Annuities include $30 million for the twelve months ended December 31, 2004 and $38 million for the twelve months ended December 31, 2003 for the amortization, net of interest, of value of business acquired (VOBA) associated with the May 1, 2003 acquisition of American Skandia.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2004

INSURANCE DIVISION - INDIVIDUAL LIFE AND ANNUITIES SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2003	2004
2004	2003		4Q	1Q	2Q	3Q	4Q
		INDIVIDUAL LIFE INSURANCE SALES:

		Excluding corporate-owned life insurance:
97	99	Variable life	27	26	27	25	19
178	132	Universal life	54	32	39	48	59
116	110	Term life	29	32	28	28	28

391	341	Total excluding corporate-owned life insurance	110	90	94	101	106
14	21	Corporate-owned life insurance	1	6	1	4	3

405	362	Total	111	96	95	105	109

		ANNUITY SALES AND ACCOUNT VALUES

		Variable Annuities:
43,949	15,338	Beginning total account value	40,815	43,949	44,858	44,927	44,474
5,806	4,418	Sales	1,548	1,723	1,536	1,259	1,288
(5,224)	(3,716)	Surrenders and withdrawals	(1,215)	(1,352)	(1,263)	(1,266)	(1,343)

582	702	Net sales (redemptions)	333	371	273	(7)	(55)
(613)	(449)	Benefit payments	(133)	(161)	(143)	(154)	(155)

(31)	253	Net flows	200	210	130	(161)	(210)
4,091	6,329	Change in market value, interest credited, and other	3,072	843	84	(146)	3,310
(591)	(402)	Policy charges	(138)	(144)	(145)	(146)	(156)
—	22,431	Acquisition	—	—	—	—	—

47,418	43,949	Ending total account value	43,949	44,858	44,927	44,474	47,418

		Fixed Annuities:
3,514	3,396	Beginning total account value	3,523	3,514	3,574	3,722	3,860
532	247	Sales	33	92	196	175	69
(191)	(141)	Surrenders and withdrawals	(42)	(51)	(51)	(44)	(45)

341	106	Net sales (redemptions)	(9)	41	145	131	24
(163)	(162)	Benefit payments	(36)	(45)	(38)	(41)	(39)

178	(56)	Net flows	(45)	(4)	107	90	(15)
191	178	Interest credited and other	37	65	42	49	35
(4)	(4)	Policy charges	(1)	(1)	(1)	(1)	(1)

3,879	3,514	Ending total account value	3,514	3,574	3,722	3,860	3,879

		SALES BY DISTRIBUTION CHANNEL

		Life Insurance:
		Excluding corporate-owned life insurance:
236	230	Prudential Agents	61	62	60	56	58
155	111	Third party distribution	49	28	34	45	48
14	21	Corporate-owned life insurance	1	6	1	4	3

405	362	Total	111	96	95	105	109

		Variable and Fixed Annuities (1):
1,504	1,512	Prudential Agents	415	405	400	356	343
412	392	Wirehouses	89	108	96	87	121
4,422	2,761	Independent Financial Planners (2)	1,077	1,302	1,236	991	893

6,338	4,665	Total	1,581	1,815	1,732	1,434	1,357

(1)	Amounts represent gross sales.
(2)	Including bank distribution.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2004

INSURANCE DIVISION - INDIVIDUAL LIFE ACCOUNT VALUE ACTIVITY

(in millions)

Year-to-date			2003	2004
2004	2003		4Q	1Q	2Q	3Q	4Q
		INDIVIDUAL LIFE INSURANCE:

		Policyholders’ Account Balances (1):
4,520	4,112	Beginning balance	4,373	4,520	4,567	4,742	4,809
1,188	1,015	Premiums and deposits	281	293	295	307	293
(635)	(549)	Surrenders and withdrawals	(147)	(158)	(161)	(159)	(157)

553	466	Net sales	134	135	134	148	136
(96)	(87)	Benefit payments	(20)	(25)	(22)	(25)	(24)

457	379	Net flows	114	110	112	123	112
105	141	Interest credited and other	55	(49)	82	(31)	103
57	—	Net transfers from separate account	10	18	15	10	14
(141)	(112)	Policy charges	(32)	(32)	(34)	(36)	(40)

4,998	4,520	Ending balance	4,520	4,567	4,742	4,809	4,998

		Separate Account Liabilities:
13,981	11,412	Beginning balance	12,843	13,981	14,246	14,303	14,209
1,333	1,434	Premiums and deposits	328	331	355	329	318
(587)	(600)	Surrenders and withdrawals	(134)	(145)	(140)	(158)	(144)

746	834	Net sales	194	186	215	171	174
(24)	(22)	Benefit payments	(4)	(8)	(6)	(7)	(3)

722	812	Net flows	190	178	209	164	171
1,447	2,678	Change in market value, interest credited and other	1,181	328	87	(5)	1,037
(160)	(102)	Net transfers to general account	(29)	(39)	(37)	(50)	(34)
(810)	(819)	Policy charges	(204)	(202)	(202)	(203)	(203)

15,180	13,981	Ending balance	13,981	14,246	14,303	14,209	15,180

(1)	Includes fixed rate funds, alliance deposits, supplementary contracts and deferred revenues on variable products.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2004

INSURANCE DIVISION - ANNUITIES ACCOUNT VALUE ACTIVITY

(in millions)

Year-to-date			2003	2004
2004	2003		4Q	1Q	2Q	3Q	4Q
		INDIVIDUAL ANNUITIES:

		Account Values in General Account (1):
7,660	6,795	Beginning balance	7,614	7,660	9,675	10,101	10,026
1,042	1,069	Premiums and deposits	209	249	338	273	182
(810)	(429)	Surrenders and withdrawals	(120)	(251)	(209)	(187)	(163)

232	640	Net sales (redemptions)	89	(2)	129	86	19
(318)	(291)	Benefit payments	(69)	(82)	(81)	(77)	(78)

(86)	349	Net flows	20	(84)	48	9	(59)
335	314	Interest credited and other	62	22	118	99	96
1,709	52	Net transfers (to) from separate account (2)	(34)	2,079	261	(182)	(449)
(5)	(8)	Policy charges	(2)	(2)	(1)	(1)	(1)
—	158	Acquisition	—	—	—	—	—

9,613	7,660	Ending balance	7,660	9,675	10,101	10,026	9,613

		Account Values in Separate Account:
39,803	11,939	Beginning balance	36,724	39,803	38,757	38,548	38,308
5,296	3,596	Premiums and deposits	1,372	1,566	1,394	1,161	1,175
(4,605)	(3,428)	Surrenders and withdrawals	(1,137)	(1,152)	(1,105)	(1,123)	(1,225)

691	168	Net sales (redemptions)	235	414	289	38	(50)
(458)	(320)	Benefit payments	(100)	(124)	(100)	(118)	(116)

233	(152)	Net flows	135	290	189	(80)	(166)
3,947	6,193	Change in market value, interest credited and other	3,047	886	8	(196)	3,249
(1,709)	(52)	Net transfers (to) from general account (2)	34	(2,079)	(261)	182	449
(590)	(398)	Policy charges	(137)	(143)	(145)	(146)	(156)
—	22,273	Acquisition	—	—	—	—	—

41,684	39,803	Ending balance	39,803	38,757	38,548	38,308	41,684

(1)	Premiums and deposits, and surrenders and withdrawals, are classified within the general account and separate account for purposes of this presentation based on the allocation of customer funds. For example, premiums allocated by customers to separate account investments at the time of sale, while remitted through the company’s general account, are shown as separate account premium in this display, rather than as general account premium and transfers to the separate account.
(2)	Includes the transfer in classification, as of January 1, 2004, of $2,168 million of assets from separate account to general account, reflecting the adoption of Statement of Position 03-1, “Accounting and Reporting by Insurance Enterprises for Certain Non-Traditional Long-Duration Contracts and for Separate Accounts” (SOP 03-1).

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2004

INSURANCE DIVISION - DEFERRED POLICY ACQUISITION COSTS

(in millions)

Year-to-date			2003	2004
2004	2003		4Q	1Q	2Q	3Q	4Q
		INDIVIDUAL LIFE INSURANCE:
3,194	3,110	Beginning balance	3,131	3,194	3,032	3,141	3,012
311	294	Capitalization	75	77	75	72	87
(274)	(195)	Amortization - operating results	(23)	(70)	(68)	(75)	(61)
—	—	Amortization - realized investment gains and losses	—	—	—	—	—
(80)	(15)	Impact of unrealized (gains) or losses on AFS securities	11	(169)	103	(127)	113

3,151	3,194	Ending balance	3,194	3,032	3,141	3,012	3,151

		INDIVIDUAL ANNUITIES:
636	473	Beginning balance	522	636	697	851	837
353	267	Capitalization	90	98	97	83	75
(125)	(47)	Amortization - operating results	13	(37)	(40)	(44)	(4)
(2)	(11)	Amortization - realized investment gains and losses	(5)	1	(3)	2	(2)
41	(46)	Impact of unrealized (gains) or losses on AFS securities	16	(5)	100	(55)	1
4	—	Other (1)	—	4	—	—	—

907	636	Ending balance	636	697	851	837	907

		GROUP INSURANCE (2):
88	57	Beginning balance	81	88	94	101	106
27	34	Capitalization	8	7	8	6	6
(4)	(3)	Amortization - operating results	(1)	(1)	(1)	(1)	(1)
—	—	Amortization - realized investment gains and losses	—	—	—	—	—
—	—	Impact of unrealized losses on AFS securities	—	—	—	—	—

111	88	Ending balance	88	94	101	106	111

		TOTAL INSURANCE DIVISION:
3,918	3,640	Beginning balance	3,734	3,918	3,823	4,093	3,955
691	595	Capitalization	173	182	180	161	168
(403)	(245)	Amortization - operating results	(11)	(108)	(109)	(120)	(66)
(2)	(11)	Amortization - realized investment gains and losses	(5)	1	(3)	2	(2)
(39)	(61)	Impact of unrealized (gains) or losses on AFS securities	27	(174)	203	(182)	114
4	—	Other (1)	—	4	—	—	—

4,169	3,918	Ending balance	3,918	3,823	4,093	3,955	4,169

(1)	Reflects the impact of adoption of SOP 03-1 on January 1, 2004.
(2)	Represents long-term care products.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2004

INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR INDIVIDUAL LIFE INSURANCE

(dollar amounts in millions)

Year-to-date			2003	2004
2004	2003		4Q	1Q	2Q	3Q	4Q
		Individual Life Insurance:

		Policy Surrender Experience:

633	653	Cash value of surrenders	147	164	152	167	150

3.3%	3.8%	Cash value of surrenders as a percentage of mean future policy benefits, policyholders’ account balances, and separate account balances	3.2%	3.5%	3.2%	3.6%	3.1%

		Death benefits per $1,000 of in force (1):
2.69	3.02	Variable and universal life	4.57	2.90	2.86	2.64	2.46
1.38	2.49	Term life	1.65	1.75	0.76	1.43	1.67
2.52	3.01	Total, Individual Life Insurance	3.94	2.75	2.58	2.49	2.40

(1)	Annualized, for interim reporting periods. Amounts are stated net of reinsurance.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2004

INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR GROUP INSURANCE

(dollar amounts in millions)

Year-to-date			2003	2004
2004	2003		4Q	1Q	2Q	3Q	4Q
		GROUP INSURANCE NEW ANNUALIZED PREMIUMS:
237	225	Group life	72	127	34	34	42
161	144	Group disability (1)	24	90	15	38	18

398	369	Total	96	217	49	72	60

		Future Policy Benefits (2):
		Group life	1,832	1,780	1,760	1,734	1,881
		Group disability (1)	224	277	279	291	302

		Total	2,056	2,057	2,039	2,025	2,183

		Policyholders’ Account Balances (2):
		Group life	4,341	4,353	4,420	4,412	4,566
		Group disability (1)	66	59	61	66	71

		Total	4,407	4,412	4,481	4,478	4,637

		Separate Account Liabilities (2):
		Group life	10,253	10,476	10,810	11,198	12,483
		Group disability (1)	—	—	—	—	—

		Total	10,253	10,476	10,810	11,198	12,483

		Group Life Insurance:
2,686	2,542	Gross premiums, policy charges and fee income (3)	612	674	613	637	762
2,577	2,426	Earned premiums, policy charges and fee income	620	647	634	652	644
88.4%	90.9%	Benefits ratio	90.5%	92.1%	88.2%	88.7%	84.5%
10.9%	9.7%	Administrative operating expense ratio	10.6%	9.5%	11.1%	10.8%	12.1%
		Persistency ratio	92.8%	95.7%	94.7%	94.3%	93.9%

		Group Disability Insurance (1):
711	662	Gross premiums, policy charges and fee income (3)	165	176	174	182	179
690	642	Earned premiums, policy charges and fee income	157	173	165	176	176
94.6%	92.4%	Benefits ratio	95.5%	95.4%	95.2%	95.5%	92.6%
22.1%	22.5%	Administrative operating expense ratio	24.2%	21.0%	21.8%	22.0%	23.5%
		Persistency ratio	85.0%	90.8%	89.3%	87.4%	85.8%

(1)	Group disability amounts include long-term care products.
(2)	As of end of period.
(3)	Before returns of premiums to participating policyholders for favorable claims experience.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2004

COMBINED STATEMENTS OF OPERATIONS - INVESTMENT DIVISION

(in millions)

Year-to-date		% Change		2003	2004
2004	2003			4Q	1Q	2Q	3Q	4Q
			Revenues (1):
93	29	221%	Premiums	6	12	27	43	11
119	72	65%	Policy charges and fee income	18	18	35	31	35
2,343	2,151	9%	Net investment income	526	523	584	619	617
2,452	2,695	-9%	Commissions, investment management fees, and other income	494	477	645	584	746

5,007	4,947	1%	Total revenues	1,044	1,030	1,291	1,277	1,409

			Benefits and Expenses (1):
862	791	9%	Insurance and annuity benefits	190	208	208	237	209
1,362	946	44%	Interest credited to policyholders’ account balances	238	226	376	372	388
48	33	45%	Interest expense	8	9	1	17	21
(51)	(29)	-76%	Deferral of acquisition costs	(8)	(8)	(14)	(10)	(19)
53	66	-20%	Amortization of acquisition costs	15	15	14	15	9
2,378	2,851	-17%	General and administrative expenses	545	484	634	570	690

4,652	4,658	—	Total benefits and expenses	988	934	1,219	1,201	1,298

355	289	23%	Adjusted operating income before income taxes	56	96	72	76	111

(1)	Revenues exclude realized investment gains, net of losses and related adjustments and investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2004

COMBINING STATEMENTS OF OPERATIONS - INVESTMENT DIVISION

(in millions)

	Twelve Months Ended December 31, 2004				Quarter Ended December 31, 2004
	Total Investment Division	Asset Management	Financial Advisory	Retirement	Total Investment Division	Asset Management	Financial Advisory	Retirement
Revenues (1):
Premiums	93	—	—	93	11	—	—	11
Policy charges and fee income	119	—	—	119	35	—	—	35
Net investment income	2,343	69	2	2,272	617	18	1	598
Commissions, investment management fees, and other income	2,452	1,395	316	741	746	400	95	251

Total revenues	5,007	1,464	318	3,225	1,409	418	96	895

Benefits and Expenses (1):
Insurance and annuity benefits	862	—	—	862	209	—	—	209
Interest credited to policyholders’ account balances	1,362	—	—	1,362	388	—	—	388
Interest expense	48	11	—	37	21	3	—	18
Deferral of acquisition costs	(51)	(19)	—	(32)	(19)	(4)	—	(15)
Amortization of acquisition costs	53	43	—	10	9	9	—	—
General and administrative expenses	2,378	1,163	563	652	690	320	171	199

Total benefits and expenses	4,652	1,198	563	2,891	1,298	328	171	799

Adjusted operating income before income taxes	355	266	(245)	334	111	90	(75)	96

	Twelve Months Ended December 31, 2003				Quarter Ended December 31, 2003
	Total Investment Division	Asset Management	Financial Advisory	Retirement	Total Investment Division	Asset Management	Financial Advisory	Retirement
Revenues (1):
Premiums	29	—	—	29	6	—	—	6
Policy charges and fee income	72	—	—	72	18	—	—	18
Net investment income	2,151	55	53	2,043	526	13	—	513
Commissions, investment management fees, and other income	2,695	1,305	1,253	137	494	366	89	39

Total revenues	4,947	1,360	1,306	2,281	1,044	379	89	576

Benefits and Expenses (1):
Insurance and annuity benefits	791	—	—	791	190	—	—	190
Interest credited to policyholders’ account balances	946	—	—	946	238	—	—	238
Interest expense	33	16	—	17	8	3	—	5
Deferral of acquisition costs	(29)	(18)	—	(11)	(8)	(4)	—	(4)
Amortization of acquisition costs	66	54	—	12	15	12	—	3
General and administrative expenses	2,851	1,100	1,417	334	545	300	156	89

Total benefits and expenses	4,658	1,152	1,417	2,089	988	311	156	521

Adjusted operating income before income taxes	289	208	(111)	192	56	68	(67)	55

(1)	Revenues exclude realized investment gains, net of losses and related adjustments and investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2004

INVESTMENT DIVISION - SUPPLEMENTARY REVENUE INFORMATION FOR ASSET MANAGEMENT SEGMENT

(in millions)

Year-to-date		% Change		2003	2004
2004	2003			4Q	1Q	2Q	3Q	4Q
			Asset Management Segment:

			Analysis of revenues by source:
			Investment Management and Advisory Services:
219	187	17%	Retail customers	49	54	54	53	58
442	372	19%	Institutional customers	114	95	117	106	124
234	219	7%	General account	58	53	59	58	64

895	778	15%	Subtotal	221	202	230	217	246
569	582	-2%	Mutual Fund and other segment revenues (1)	158	145	136	116	172

1,464	1,360	8%	Total Asset Management segment revenues	379	347	366	333	418

			Analysis of commissions, investment management fees and other revenues by type:
			Investment Management and Advisory Services:
812	682	19%	Asset-based fees	182	186	209	202	215
52	68	-24%	Transaction-based and other revenues	33	9	12	8	23

864	750	15%	Subtotal	215	195	221	210	238
531	555	-4%	Mutual Fund and other segment revenues (1)	151	136	126	107	162

1,395	1,305	7%	Total	366	331	347	317	400

(1)	Represents mutual fund and other segment revenues other than asset management fees paid to affiliates, which are included in appropriate categories above.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2004

INVESTMENT DIVISION - SUPPLEMENTARY INFORMATION FOR FINANCIAL ADVISORY SEGMENT

(dollar amounts in millions unless otherwise noted)

Year-to-date		2003	2004
2004		4Q	1Q	2Q	3Q	4Q
	Information pertaining to Wachovia Securities Financial Holdings, LLC:

	Revenues:
225	Net investment income	55	56	55	55	59
2,196	Commissions	626	665	551	454	526
1,637	Fees	364	393	402	413	429
107	Other non-interest revenues	36	36	19	31	21

4,165	Total revenues	1,081	1,150	1,027	953	1,035
	Expenses:
3,707	Expenses before transition costs	948	1,001	929	875	902
300	Transition costs	43	57	66	99	78

4,007	Total expenses	991	1,058	995	974	980

158	Income (loss) before income taxes	90	92	32	(21)	55

60	Prudential Financial, Inc., 38% share of Wachovia Securities Financial Holdings, LLC	34	35	12	(8)	21
(2)	Purchase accounting and related adjustments	(9)	(3)	(1)	(1)	3

58	Prudential Financial, Inc., equity income from Wachovia Securities Financial Holdings, LLC	25	32	11	(9)	24

	Recurring revenue as a percentage of total non-interest revenue (1)	38.0%	39.1%	41.3%	47.9%	43.9%

	Total client assets ($ in billions) (2)	603.1	614.9	618.9	615.9	652.6

	Distribution representatives (2):
	Series 7 Financial Advisors	8,192	8,133	8,009	7,964	8,017
	Series 6 Financial Representatives	3,270	3,081	2,871	2,594	2,502

	Customer debit balances ($ in billions) (2)	6.1	6.1	6.3	6.0	6.1

(249)	Prudential Financial, Inc. income (loss) from investment in Wachovia Securities Financial Holdings, LLC, including 38% interest in results, costs incurred at Prudential level, and purchase accounting adjustments	(64)	(17)	(79)	(70)	(83)

(1)	Calculated on a YTD annualized basis. 2003 amounts are calculated from July 1, 2003.
(2)	As of end of period.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2004

INVESTMENT DIVISION - ASSETS UNDER MANAGEMENT FOR INVESTMENT MANAGEMENT AND ADVISORY SERVICES OPERATIONS

(in billions)

	December 31, 2004
	Equity	Fixed Income	Real Estate	Total
Retail customers	45.7	19.3	1.0	66.0
Institutional customers	42.4	62.6	14.2	119.2
General account	3.1	148.4	1.2	152.7

Total	91.2	230.3	16.4	337.9

	December 31, 2003
	Equity	Fixed Income	Real Estate	Total
Retail customers	42.5	37.7	1.0	81.2
Institutional customers	31.2	50.8	12.8	94.8
General account	2.9	123.8	1.1	127.8

Total	76.6	212.3	14.9	303.8

Year-to-date			2003	2004
2004	2003		4Q	1Q	2Q	3Q	4Q
		Institutional Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force:
69.3	62.0	Beginning assets under management	65.6	69.3	74.2	74.0	76.5
22.2	13.2	Additions to managed portfolio	5.4	5.6	4.5	3.5	8.6
(12.4)	(12.7)	Withdrawals	(3.9)	(2.8)	(4.6)	(1.5)	(3.5)
6.1	8.1	Change in market value	2.6	1.6	—	0.7	3.8
(0.4)	(1.3)	Net money market flows	(0.4)	0.5	(0.1)	(0.2)	(0.6)

84.8	69.3	Ending assets under management	69.3	74.2	74.0	76.5	84.8
34.4	25.5	Other institutional assets under management	25.5	25.7	32.3	32.4	34.4

119.2	94.8	Total assets managed for institutional customers at end of period	94.8	99.9	106.3	108.9	119.2

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2004

INVESTMENT DIVISION - MUTUAL FUNDS AND WRAP-FEE PRODUCTS

(in millions)

Year-to-date			2003	2004
2004	2003		4Q	1Q	2Q	3Q	4Q
		Mutual Funds Assets Under Management:
46,784	49,756	Beginning total mutual funds assets	51,016	46,784	44,027	39,774	29,674
3,003	3,907	Sales (other than money market)	758	873	672	631	827
(5,762)	(5,454)	Redemptions (other than money market)	(1,385)	(1,296)	(1,557)	(1,217)	(1,692)
3,085	5,890	Reinvestment of distributions and change in market value	2,447	566	319	(307)	2,507
(16,424)	(11,447)	Net money market sales	(6,052)	(2,900)	(3,687)	(9,207)	(630)
—	4,132	Acquisition	—	—	—	—	—

30,686	46,784	Ending total mutual funds assets	46,784	44,027	39,774	29,674	30,686

(2,759)	(1,547)	Net mutual funds redemptions other than money market	(627)	(423)	(885)	(586)	(865)

		Wrap-fee Products Assets Under Administration (1):
19,833	15,153	Beginning total wrap-fee product assets	17,960	19,833	21,084	27,728	36,408
12,109	6,115	Sales (2)	1,612	2,154	2,022	3,588	4,345
(7,652)	(5,254)	Redemptions	(1,361)	(1,423)	(1,578)	(1,885)	(2,766)
3,080	3,819	Reinvestment of distributions and change in market value (2)	1,622	520	186	(893)	3,267
13,884	—	Other (3)	—	—	6,014	7,870	—

41,254	19,833	Ending total wrap-fee product assets	19,833	21,084	27,728	36,408	41,254
—	807	Other managed accounts at end of period	807	—	—	—	—

41,254	20,640	Total wrap-fee products and other managed accounts at end of period	20,640	21,084	27,728	36,408	41,254

4,457	861	Net wrap-fee product sales (1)	251	731	444	1,703	1,579

		MUTUAL FUNDS AND WRAP-FEE PRODUCTS GROSS SALES BY DISTRIBUTION CHANNEL

		Mutual funds, excluding wrap-fee products (4):
376	416	Prudential Agents	105	121	107	72	76
—	826	Financial Advisors	—	—	—	—	—
2,526	2,631	Third party distributors (5)	649	727	538	534	727
101	34	Other	4	25	27	25	24

3,003	3,907	Total	758	873	672	631	827

		Wrap-fee products (1):
569	417	Prudential Agents	117	139	174	120	136
—	2,269	Financial Advisors	—	—	—	—	—
11,540	3,429	Third party distributors (5)	1,495	2,015	1,848	3,468	4,209

12,109	6,115	Total	1,612	2,154	2,022	3,588	4,345

(1)	Excludes other managed accounts.
(2)	As a result of the combination of the company’s retail securities brokerage business with Wachovia Securities Financial Holdings, LLC, the Asset Management segment assumed responsibility for management of Latin American wrap-fee assets amounting to $383 million as of July 1, 2003 which were formerly managed within the International Investments segment. This balance is included in “Reinvestment of distributions and change in market value”. New sales related to this business are included in the Asset Management segment’s wrap-fee sales data commencing with the third quarter of 2003.
(3)	As a result of agreements in connection with the formation of the retail securities brokerage joint venture with Wachovia, the Asset Management segment assumed administrative responsibilities for Wachovia Securities customer assets under wrap-fee and managed account programs.
(4)	Other than money market.
(5)	Includes, effective July 1, 2003, production through Financial Advisors formerly associated with Prudential Securities, who became associated with Wachovia Securities Financial Holdings, LLC as a result of the combination of Prudential’s retail securities brokerage operation with Wachovia Securities Financial Holdings, LLC as of that date.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2004

INVESTMENT DIVISION - RETIREMENT SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2003	2004
2004	2003		4Q	1Q	2Q	3Q	4Q
		RETIREMENT SALES AND ACCOUNT VALUES

		Defined Contribution:

28,658	22,914	Beginning total account value	26,766	28,658	28,844	63,841	63,481
8,890	5,179	Sales	791	1,124	2,239	2,791	2,736
(10,421)	(3,381)	Withdrawals	(860)	(1,535)	(2,520)	(3,041)	(3,325)
4,876	3,946	Change in market value and interest credited	1,961	597	621	(110)	3,768
34,657	—	Acquisition	—	—	34,657	—	—

66,660	28,658	Ending total account value	28,658	28,844	63,841	63,481	66,660

(1,531)	1,798	Net sales (withdrawals)	(69)	(411)	(281)	(250)	(589)

		Asset management of ending total account value:
		Proprietary	18,085	17,797	43,166	42,604	44,069
		Non-proprietary	10,573	11,047	20,675	20,877	22,591

		Total	28,658	28,844	63,841	63,481	66,660

		Guaranteed Products:

41,955	39,058	Beginning total account value	40,727	41,955	42,260	60,365	60,844
6,114	3,256	Sales	1,088	501	1,704	1,676	2,233
(7,221)	(4,013)	Withdrawals and benefits	(903)	(842)	(2,321)	(2,113)	(1,945)
3,694	3,281	Change in market value and interest income	899	1,033	(133)	945	1,849
(539)	373	Other (1)	144	(387)	(288)	(29)	165
19,143	—	Acquisition	—	—	19,143	—	—

63,146	41,955	Ending total account value	41,955	42,260	60,365	60,844	63,146

(1,107)	(757)	Net sales (withdrawals)	185	(341)	(617)	(437)	288

		Product composition of ending total account value (2):
		Spread-based products	19,606	20,256	23,407	23,396	24,244
		Fee-based products	22,349	22,004	36,958	37,448	38,902

		Total	41,955	42,260	60,365	60,844	63,146

(1)	Represents changes in asset balances for externally managed accounts. Includes a $152 million reduction in account value as of January 1, 2004 reflecting the adoption of SOP 03-1.
(2)	Fee and spread based product account values reflect the reclassification of $471 million of account values from fee based to spread based as of January 1, 2004, upon the adoption of SOP 03-1.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2004

COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION

(in millions)

Year-to-date		% Change		2003	2004
2004	2003			4Q	1Q	2Q	3Q	4Q
			Revenues (1):
5,342	4,676	14%	Premiums	1,236	1,330	1,354	1,292	1,366
240	226	6%	Policy charges and fee income	60	63	61	55	61
938	791	19%	Net investment income	186	229	233	242	234
362	202	79%	Commissions, investment management fees, and other income	36	61	104	96	101

6,882	5,895	17%	Total revenues	1,518	1,683	1,752	1,685	1,762

			Benefits and Expenses (1):
4,182	3,614	16%	Insurance and annuity benefits	949	1,064	1,072	996	1,050
117	109	7%	Interest credited to policyholders’ account balances	30	26	29	29	33
7	3	133%	Interest expense	1	1	2	1	3
(849)	(695)	-22%	Deferral of acquisition costs	(186)	(214)	(194)	(206)	(235)
365	284	29%	Amortization of acquisition costs	70	84	80	92	109
2,057	1,771	16%	General and administrative expenses	463	501	494	513	549

5,879	5,086	16%	Total benefits and expenses	1,327	1,462	1,483	1,425	1,509

1,003	809	24%	Adjusted operating income before income taxes	191	221	269	260	253

(1)	Revenues exclude realized investment gains, net of losses and related adjustments and investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2004

COMBINING STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION
(in millions)
	Twelve Months Ended December 31, 2004				Quarter Ended December 31, 2004
	Total International Insurance & Investments Division	International Insurance excl. Gibraltar Life	International Insurance - Gibraltar Life	International Investments	Total International Insurance & Investments Division	International Insurance excl. Gibraltar Life	International Insurance - Gibraltar Life	International Investments
Revenues (1):
Premiums	5,342	3,007	2,335	—	1,366	816	550	—
Policy charges and fee income	240	164	76	—	61	44	17	—
Net investment income	938	309	599	30	234	77	149	8
Commissions, investment management fees, and other income	362	(27)	(28)	417	101	(9)	(9)	119

Total revenues	6,882	3,453	2,982	447	1,762	928	707	127

Benefits and Expenses (1):
Insurance and annuity benefits	4,182	2,249	1,933	—	1,050	608	442	—
Interest credited to policyholders’ account balances	117	18	99	—	33	6	27	—
Interest expense	7	12	(7)	2	3	4	(1)	—
Deferral of acquisition costs	(849)	(625)	(224)	—	(235)	(178)	(57)	—
Amortization of acquisition costs	365	286	79	—	109	87	22	—
General and administrative expenses	2,057	998	700	359	549	275	181	93

Total benefits and expenses	5,879	2,938	2,580	361	1,509	802	614	93

Adjusted operating income before income taxes	1,003	515	402	86	253	126	93	34

	Twelve Months Ended December 31, 2003				Quarter Ended December 31, 2003
	Total International Insurance & Investments Division	International Insurance excl. Gibraltar Life	International Insurance - Gibraltar Life	International Investments	Total International Insurance & Investments Division	International Insurance excl. Gibraltar Life	International Insurance - Gibraltar Life	International Investments
Revenues (1):
Premiums	4,676	2,581	2,095	—	1,236	689	547	—
Policy charges and fee income	226	140	86	—	60	41	19	—
Net investment income	791	233	554	4	186	70	139	(23)
Commissions, investment management fees, and other income	202	(19)	(15)	236	36	(11)	(12)	59

Total revenues	5,895	2,935	2,720	240	1,518	789	693	36

Benefits and Expenses (1):
Insurance and annuity benefits	3,614	1,919	1,695	—	949	514	435	—
Interest credited to policyholders’ account balances	109	13	96	—	30	4	26	—
Interest expense	3	12	(9)	—	1	3	(2)	—
Deferral of acquisition costs	(695)	(498)	(197)	—	(186)	(134)	(52)	—
Amortization of acquisition costs	284	233	51	—	70	53	17	—
General and administrative expenses	1,771	807	714	250	463	220	176	67

Total benefits and expenses	5,086	2,486	2,350	250	1,327	660	600	67

Adjusted operating income before income taxes	809	449	370	(10)	191	129	93	(31)

(1)	Revenues exclude realized investment gains, net of losses and related adjustments and investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2004

INTERNATIONAL INSURANCE SEGMENT - SUPPLEMENTARY INCOME STATEMENT INFORMATION

(Yen and Dollars in millions)

Year-to-date			2003	2004
2004	2003		4Q	1Q	2Q	3Q	4Q
		Japanese Yen Basis Results:
		Revenues (1):
¥260,773	¥242,096	Japanese insurance operations excluding Gibraltar Life	¥60,461	¥67,241	¥61,706	¥65,655	¥66,171
327,763	320,713	Gibraltar Life	78,142	79,817	90,954	78,986	78,006

588,536	562,809	Total revenues, Japan, yen basis	138,603	147,058	152,660	144,641	144,177

		Benefits and Expenses (1):
210,934	198,282	Japanese insurance operations excluding Gibraltar Life	48,263	55,265	50,044	52,373	53,252
280,794	275,007	Gibraltar Life	66,627	68,819	77,443	67,358	67,174

491,728	473,289	Total benefits and expenses, Japan, yen basis	114,890	124,084	127,487	119,731	120,426

		Adjusted operating income (2):
49,839	43,814	Japanese insurance operations excluding Gibraltar Life	12,198	11,976	11,662	13,282	12,919
46,969	45,706	Gibraltar Life	11,515	10,998	13,511	11,628	10,832

¥96,808	¥89,520	Total adjusted operating income, Japan, yen basis	¥23,713	¥22,974	¥25,173	¥24,910	¥23,751

		U.S. Dollar adjusted operating income (3):
$426	$357	Japanese insurance operations excluding Gibraltar Life	$100	$103	$99	$113	$111
402	370	Gibraltar Life	93	94	115	100	93

828	727	Total adjusted operating income, Japan, U.S. dollar basis	193	197	214	213	204
89	92	All other countries	29	18	30	26	15

$917	$819	Total adjusted operating income, International Insurance segment, U.S. dollar basis	$222	$215	$244	$239	$219

(1)	Revenues exclude realized investment gains, net of losses and related adjustments and investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.
(2)	Adjusted operating income on yen basis excludes impact of currency hedging.
(3)	U.S. dollar adjusted operating income includes impact of currency hedging.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2004

INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

(dollar amounts in millions unless otherwise noted)

Year-to-date			2003	2004
2004	2003		4Q	1Q	2Q	3Q	4Q
		INTERNATIONAL INSURANCE OPERATING DATA:

		Actual exchange rate basis (1):

		Net premiums, policy charges and fee income:
2,207	1,943	Japan, excluding Gibraltar Life	509	580	506	542	579
2,411	2,181	Gibraltar Life	566	597	680	567	567
964	778	All other countries	221	216	229	238	281

5,582	4,902	Total	1,296	1,393	1,415	1,347	1,427

		Annualized new business premiums:
451	398	Japan, excluding Gibraltar Life	112	128	93	103	127
277	296	Gibraltar Life	68	62	81	68	66
217	210	All other countries	61	50	50	50	67

945	904	Total	241	240	224	221	260

		Constant exchange rate basis (2):

		Net premiums, policy charges and fee income:
2,210	2,081	Japan, excluding Gibraltar Life	512	575	517	553	565
2,418	2,362	Gibraltar Life	582	590	688	575	565
963	808	All other countries	227	220	233	241	269

5,591	5,251	Total	1,321	1,385	1,438	1,369	1,399

		Annualized new business premiums:
450	422	Japan, excluding Gibraltar Life	112	127	94	104	125
278	321	Gibraltar Life	70	62	82	68	66
217	219	All other countries	64	51	51	49	66

945	962	Total	246	240	227	221	257

(1)	Translated based on applicable average exchange rates for the period shown.
(2)	Translated based on average exchange rates for the year ended December 31, 2004.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2004

INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

	2003	2004
	4Q	1Q	2Q	3Q	4Q
Face amount of individual policies in force at end of period (in billions) (1):
(Constant exchange rate basis)
Japan, excluding Gibraltar Life	178	184	188	192	207
Gibraltar Life	228	224	219	217	214
All other countries	70	71	74	76	79

Total	476	479	481	485	500

Number of individual policies in force at end of period (in thousands):
Japan, excluding Gibraltar Life	1,180	1,231	1,266	1,304	1,696
Gibraltar Life	4,288	4,226	4,149	4,109	4,070
All other countries	830	863	894	925	965

Total	6,298	6,320	6,309	6,338	6,731

International insurance policy persistency (2):
13 months	92.8%	92.7%	92.6%	92.8%	93.0%
25 months	87.0%	86.7%	86.7%	86.5%	86.3%

Number of Life Planners at end of period (3):
Japan	2,347	2,422	2,447	2,509	2,550
All other countries	2,642	2,586	2,676	2,725	2,835

Total	4,989	5,008	5,123	5,234	5,385

(1)	Translated based on exchange rates as of December 31, 2004.
(2)	Excluding Gibraltar Life.
(3)	Excluding Gibraltar Life Advisors.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2004

INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	December 31, 2004				December 31, 2003
	Consolidated Portfolio	Closed Block Business	Financial Services Businesses		Consolidated Portfolio	Closed Block Business	Financial Services Businesses
			Amount	% of Total			Amount	% of Total
Fixed maturities:
Public, available for sale, at fair value	119,931	34,683	85,248	58.1%	95,968	29,538	66,430	59.9%
Public, held to maturity, at amortized cost	2,624	—	2,624	1.8%	3,010	—	3,010	2.7%
Private, available for sale, at fair value	30,805	14,130	16,675	11.4%	32,973	15,052	17,921	16.2%
Private, held to maturity, at amortized cost	123	—	123	0.1%	58	—	58	0.1%
Trading account assets supporting insurance liabilities, at fair value (1)	12,964	—	12,964	8.8%	88	—	88	0.0%
Other trading account assets, at fair value (1)	130	—	130	0.1%	138	—	138	0.2%
Equity securities, available for sale, at fair value	4,271	2,620	1,651	1.1%	3,383	2,282	1,101	1.0%
Commercial loans	24,389	7,297	17,092	11.6%	18,780	7,006	11,774	10.6%
Policy loans	8,373	5,454	2,919	2.0%	8,152	5,543	2,609	2.4%
Other long-term investments (2)	4,978	1,047	3,931	2.7%	4,528	1,041	3,487	3.3%
Short-term investments	5,245	1,840	3,405	2.3%	7,633	3,581	4,052	3.6%

Subtotal (3)	213,833	67,071	146,762	100.0%	174,711	64,043	110,668	100.0%

Invested assets of other entities and operations (4)	2,791	—	2,791		6,330	—	6,330

Total investments	216,624	67,071	149,553		181,041	64,043	116,998

Fixed Maturities by Credit Quality (3):

	December 31, 2004					December 31, 2003
	Financial Services Businesses					Financial Services Businesses
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total
Public Fixed Maturities:

NAIC Rating (5) Rating Agency Equivalent

1 Aaa, Aa, A	63,883	2,500	277	66,106	75.2%	50,133	2,247	210	52,170	75.1%
2 Baa	17,642	988	123	18,507	21.1%	13,767	900	91	14,576	21.0%

Subtotal Investment Grade	81,525	3,488	400	84,613	96.3%	63,900	3,147	301	66,746	96.1%

3 Ba	2,110	176	72	2,214	2.5%	1,580	167	11	1,736	2.5%
4 B	839	94	2	931	1.1%	757	89	3	843	1.2%
5 C and lower	86	13	2	97	0.1%	67	30	2	95	0.1%
6 In or near default	25	9	—	34	0.0%	34	3	1	36	0.1%

Subtotal Below Investment Grade	3,060	292	76	3,276	3.7%	2,438	289	17	2,710	3.9%

Total	84,585	3,780	476	87,889	100.0%	66,338	3,436	318	69,456	100.0%

Private Fixed Maturities:
NAIC Rating (5) Rating Agency Equivalent

1 Aaa, Aa, A	4,587	321	19	4,889	29.1%	4,647	400	7	5,040	28.0%
2 Baa	8,652	687	25	9,314	55.4%	8,749	749	13	9,485	52.6%

Subtotal Investment Grade	13,239	1,008	44	14,203	84.5%	13,396	1,149	20	14,525	80.6%

3 Ba	1,506	102	2	1,606	9.6%	2,004	146	13	2,137	12.1%
4 B	400	42	3	439	2.6%	508	38	3	543	3.0%
5 C and lower	293	32	1	324	1.9%	552	62	12	602	3.3%
6 In or near default	224	9	6	227	1.4%	168	7	3	172	1.0%

Subtotal Below Investment Grade	2,423	185	12	2,596	15.5%	3,232	253	31	3,454	19.4%

Total	15,662	1,193	56	16,799	100.0%	16,628	1,402	51	17,979	100.0%

(1)	Commencing June 30, 2004, investments for which fair value changes result in changes in experience-rated contractholder liabilities are classified as “Trading account assets supporting insurance liabilities.” Classification for earlier periods presented has been conformed to the current presentation. Trading account assets supporting insurance liabilities as of June 30, 2004, reflect the reclassification of $627 million of assets from separate account assets on January 1, 2004, upon adoption of SOP 03-1.
(2)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures (other than our equity investment in Wachovia Securities Financial Holdings, LLC) and partnerships, investment real estate held through direct ownership, our interest in separate account investments and other miscellaneous investments.
(3)	Excludes (i) assets of our securities brokerage, securities trading, and banking operations, (ii) assets of our asset management operations, including assets managed for third parties, and (iii) separate account assets for which the customer assumes risks of ownership.
(4)	Includes assets of our securities brokerage, securities trading, banking and asset management operations. Excludes assets of our asset management operations managed for third parties and separate account assets for which the customer assumes risks of ownership. Our investment in Wachovia Securities Financial Holdings, LLC is included in “Other assets”.
(5)	Reflects equivalent ratings for investments of international insurance operations that are not rated by United States insurance regulatory authorities. Includes, as of December 31, 2004 and December 31, 2003, respectively, 206 securities with amortized cost of $2,910 million (fair value $2,972 million) and 223 securities with amortized cost of $2,952 million (fair value, $3,027 million) that have been categorized based on expected NAIC designations pending receipt of SVO ratings.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2004

FINANCIAL SERVICES BUSINESSES INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	December 31, 2004		December 31, 2003
	Amount	% of Total	Amount	% of Total
Japanese Insurance Operations:
Fixed maturities:
Public, available for sale, at fair value	34,621	73.1%	28,488	74.3%
Public, held to maturity, at amortized cost	2,624	5.5%	3,010	7.8%
Private, available for sale, at fair value	778	1.6%	280	0.7%
Private, held to maturity, at amortized cost	123	0.3%	58	0.2%
Trading account assets supporting insurance liabilities, at fair value (1) (2)	885	1.9%	88	0.2%
Other trading account assets, at fair value (1)	71	0.1%	—	0.0%
Equity securities, available for sale, at fair value	1,470	3.1%	934	2.4%
Commercial loans	3,371	7.1%	2,922	7.6%
Policy loans	1,037	2.2%	862	2.3%
Other long-term investments (3)	1,375	2.9%	1,291	3.4%
Short-term investments	1,031	2.2%	440	1.1%

Total	47,386	100.0%	38,373	100.0%

	December 31, 2004		December 31, 2003
	Amount	% of Total	Amount	% of Total
Financial Services Businesses excluding Japanese Insurance Operations (4):
Fixed maturities:
Public, available for sale, at fair value	50,627	51.0%	37,942	52.2%
Public, held to maturity, at amortized cost	—	0.0%	—	0.0%
Private, available for sale, at fair value	15,897	16.0%	17,641	24.2%
Private, held to maturity, at amortized cost	—	0.0%	—	0.0%
Trading account assets supporting insurance liabilities, at fair value (1)	12,079	12.2%	—	0.0%
Other trading account assets, at fair value (1)	59	0.0%	138	0.2%
Equity securities, available for sale, at fair value	181	0.2%	167	0.2%
Commercial loans	13,721	13.8%	8,852	12.2%
Policy loans	1,882	1.9%	1,747	2.4%
Other long-term investments (3)	2,556	2.5%	2,196	3.6%
Short-term investments	2,374	2.4%	3,612	5.0%

Total	99,376	100.0%	72,295	100.0%

(1)	Commencing June 30, 2004, investments for which fair value changes result in changes in experience-rated contractholder liabilities are classified as “Trading account assets supporting insurance liabilities.” Classification for earlier periods presented has been conformed to the current presentation.
(2)	Trading account assets supporting insurance liabilities as of June 30, 2004, reflect the reclassification of $627 million of assets from separate account assets on January 1, 2004, upon adoption of SOP 03-1.
(3)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures (other than our equity investment in Wachovia Securities Financial Holdings, LLC) and partnerships, investment real estate held through direct ownership, our interest in separate account investments and other miscellaneous investments. Our investment in Wachovia Securities Financial Holdings, LLC is included in “Other assets”.
(4)	Excludes (i) assets of our securities brokerage, securities trading, and banking operations, (ii) assets of our asset management operations, including assets managed for third parties, and (iii) separate account assets for which the customer assumes risks of ownership.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2004

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS

(in millions)

	Quarter Ended December 31
	2004			2003
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (3)	Amount		Yield (3)	Amount
Financial Services Businesses (1) (4):
Fixed maturities	4.46%	1,030	(4)	4.50%	910	(55)
Equity securities	5.32%	18	17	1.58%	4	101
Commercial loans	6.52%	200	2	7.10%	205	2
Policy loans	4.63%	33	—	5.02%	33	—
Short-term investments and cash equivalents	2.21%	35	2	1.39%	20	1
Other investments	8.29%	98	(142)	10.39%	107	(68)

Gross investment income before investment expenses	4.76%	1,414	(124)	4.88%	1,279	(19)
Investment expenses	-0.19%	(81)	—	-0.16%	(56)	—

Subtotal	4.57%	1,333	(124)	4.72%	1,223	(19)

Investment results of other entities and operations (2)		85	(23)		12	—
Less, investment income relating to divested businesses		(5)			(12)

Total		1,413	(147)		1,223	(19)

	Twelve Months Ended December 31
	2004			2003
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (3)	Amount		Yield (3)	Amount
Financial Services Businesses (1) (4):
Fixed maturities	4.61%	3,976	115	4.82%	3,708	(93)
Equity securities	3.39%	40	111	1.54%	16	22
Commercial loans	6.67%	768	—	7.15%	803	49
Policy loans	4.71%	125	—	5.36%	150	—
Short-term investments and cash equivalents	1.70%	106	1	1.84%	104	3
Other investments	8.60%	398	(135)	8.87%	371	(137)

Gross investment income before investment expenses	4.85%	5,413	92	5.12%	5,152	(156)
Investment expenses	-0.18%	(266)	—	-0.16%	(224)	—

Subtotal	4.67%	5,147	92	4.96%	4,928	(156)

Investment results of other entities and operations (2)		251	(81)		120	—
Less, investment income relating to divested businesses		(14)			(113)

Total		5,384	11		4,935	(156)

(1)	Excludes assets of our securities brokerage operations, securities trading operations, banking operations, commercial loans and trading account assets supporting insurance liabilities where the investment results generally inure to contractholders, assets of our asset management operations, including assets managed for third parties, and separate account assets for which the customer assumes risks of ownership.
(2)	Investment income of securities brokerage, securities trading, banking operations, and commercial loans supporting insurance liabilities where the investment results generally inure to contractholders.
(3)	Yields are annualized, for interim periods, and based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for securities lending activity are calculated net of corresponding liabilities and rebate expenses. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally inure to contractholders and investment income on assets other than those included in invested assets of the Financial Services Businesses.
(4)	Prior period amounts are presented on a basis consistent with current reporting practices.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2004

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS - JAPANESE INSURANCE OPERATIONS

(in millions)

	Quarter Ended December 31
	2004			2003
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations (2):
Fixed maturities	1.78%	147	(50)	1.83%	139	(98)
Equity securities	2.30%	7	7	1.04%	2	80
Commercial loans	4.14%	27	2	4.42%	32	2
Policy loans	3.80%	8	—	3.16%	6	—
Short-term investments and cash equivalents	1.42%	—	2	8.02%	1	2
Other investments	7.31%	22	(4)	7.09%	23	95

Gross investment income before investment expenses	2.15%	211	(43)	2.24%	203	81
Investment expenses	-0.22%	(21)	—	-0.23%	(20)	—

Total	1.93%	190	(43)	2.01%	183	81

	Twelve Months Ended December 31
	2004			2003
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations (2):
Fixed maturities	1.89%	605	(62)	1.79%	510	(21)
Equity securities	2.26%	24	40	1.13%	10	(16)
Commercial loans	4.27%	115	22	4.85%	142	24
Policy loans	3.38%	28	—	3.03%	22	—
Short-term investments and cash equivalents	2.49%	2	1	1.79%	2	3
Other investments	7.71%	92	5	7.56%	91	29

Gross investment income before investment expenses	2.29%	866	6	2.26%	777	19
Investment expenses	-0.21%	(80)	—	-0.24%	(83)	—

Total	2.08%	786	6	2.02%	694	19

(1)	Yields are annualized, for interim periods, and based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for securities lending activity are calculated net of corresponding liabilities and rebate expenses. Yields exclude investment income and assets related to trading account assets supporting insurance liabilities where the investment results generally inure to contractholders and investment income on assets other than those included in invested assets of the Financial Services Businesses.
(2)	Prior period amounts are presented on a basis consistent with current reporting practices.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2004

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS - EXCLUDING JAPANESE INSURANCE OPERATIONS

(in millions)

	Quarter Ended December 31
	2004			2003
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (2)	Amount		Yield (2)	Amount
Financial Services Businesses excluding Japanese Insurance Operations (1) (3):
Fixed maturities	5.99%	883	47	6.12%	771	43
Equity securities	35.31%	11	10	5.57%	2	21
Commercial loans	7.15%	173	—	7.98%	173	—
Policy loans	4.97%	25	—	5.86%	27	—
Short-term investments and cash equivalents	2.24%	35	—	1.34%	19	(1)
Other investments	8.63%	76	(138)	12.05%	84	(163)

Gross investment income before investment expenses	6.07%	1,203	(81)	6.30%	1,076	(100)
Investment expenses	-0.17%	(60)	—	-0.12%	(36)	—

Total	5.90%	1,143	(81)	6.18%	1,040	(100)

	Twelve Months Ended December 31
	2004			2003
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (2)	Amount		Yield (2)	Amount
Financial Services Businesses excluding Japanese Insurance Operations (1) (3):
Fixed maturities	6.23%	3,371	177	6.63%	3,198	(72)
Equity securities	12.64%	16	71	3.46%	6	38
Commercial loans	7.41%	653	(22)	7.96%	661	25
Policy loans	5.32%	97	—	6.21%	128	—
Short-term investments and cash equivalents	1.68%	104	—	1.84%	102	—
Other investments	8.94%	306	(140)	9.42%	280	(166)

Gross investment income before investment expenses	6.21%	4,547	86	6.64%	4,375	(175)
Investment expenses	-0.16%	(186)	—	-0.12%	(141)	—

Total	6.05%	4,361	86	6.52%	4,234	(175)

(1)	Excludes assets of our securities brokerage operations, securities trading operations, banking operations, commercial loans and trading account assets supporting insurance liabilities where the investment results generally inure to contractholders, assets of our asset management operations, including assets managed for third parties, and separate account assets for which the customer assumes risks of ownership.
(2)	Yields are annualized, for interim periods, and based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for securities lending activity are calculated net of corresponding liabilities and rebate expenses. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally inure to contractholders and investment income on assets other than those included in invested assets of the Financial Services Businesses.
(3)	Prior period amounts are presented on a basis consistent with current reporting practices.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2004

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - FINANCIAL SERVICES BUSINESSES

(in millions)

Year-to-date			2003				2004
2001	2002		1Q	2Q	3Q	4Q	1Q	2Q	3Q
		Revenues (1):

6,119	7,334	Premiums	1,973	1,953	1,950	2,042	2,191	2,210	2,176
2,027	1,780	Policy charges and fee income	458	481	509	553	559	580	596
4,998	5,052	Net investment income	1,250	1,249	1,213	1,223	1,244	1,330	1,397
4,156	3,975	Commissions, investment management fees, and other income	872	1,031	665	686	676	929	853

17,300	18,141	Total revenues	4,553	4,714	4,337	4,504	4,670	5,049	5,022

		Benefits and Expenses (1):

6,925	7,793	Insurance and annuity benefits	2,107	1,983	2,023	2,171	2,262	2,217	2,220
1,670	1,707	Interest credited to policyholders’ account balances	418	421	424	428	427	582	580
326	195	Interest expense	42	42	59	57	53	57	83
(935)	(1,064)	Deferral of acquisition costs	(285)	(320)	(312)	(353)	(388)	(373)	(360)
538	739	Amortization of acquisition costs	160	142	150	81	192	190	212
7,609	7,031	General and administrative expenses	1,682	1,919	1,470	1,625	1,574	1,733	1,652

16,133	16,401	Total benefits and expenses	4,124	4,187	3,814	4,009	4,120	4,406	4,387

1,167	1,740	Adjusted operating income before income taxes	429	527	523	495	550	643	635

		Items excluded from adjusted operating income before income taxes:
(165)	(872)	Realized investment gains (losses), net, and related adjustments	(114)	9	(40)	(11)	9	155	50
26	6	Related charges	1	(20)	(6)	(18)	(8)	(12)	(12)

(139)	(866)	Total realized investment gains (losses), net, and related charges and adjustments	(113)	(11)	(46)	(29)	1	143	38

—	—	Investment gains (losses) on trading account assets supporting insurance liabilities, net	—	—	—	—	50	(322)	208
—	—	Change in experience-rated contractholder liabilities due to asset value changes	—	—	—	—	(50)	183	(100)
—	(20)	Sales practices remedies and costs	—	—	—	—	—	—	—
54	(15)	Divested businesses	(2)	(403)	(21)	260	(17)	(9)	(22)
(588)	—	Demutualization costs and expenses	—	—	—	—	—	—	—

(673)	(901)	Total items excluded from adjusted operating income before income taxes	(115)	(414)	(67)	231	(16)	(5)	124

494	839	Income from continuing operations before income taxes, extraordinary gain on acquisition and cumulative effect of accounting change	314	113	456	726	534	638	759
130	84	Income tax expense	102	1	200	223	159	134	204

364	755	Income from continuing operations before extraordinary gain on acquisition and cumulative effect of accounting change	212	112	256	503	375	504	555

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; changes in experience-rated contractholder liabilities due to asset value changes, and benefits and expenses of divested businesses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2004

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - INVESTMENT DIVISION

(in millions)

Year-to-date			2003				2004
2001	2002		1Q	2Q	3Q	4Q	1Q	2Q	3Q
		Revenues (1) :
20	77	Premiums	14	8	1	6	12	27	43
80	71	Policy charges and fee income	18	19	17	18	18	35	31
2,460	2,298	Net investment income	556	553	516	526	523	584	619
4,008	3,675	Commissions, investment management fees, and other income	814	906	481	494	477	645	584

6,568	6,121	Total revenues	1,402	1,486	1,015	1,044	1,030	1,291	1,277

		Benefits and Expenses (1):
913	880	Insurance and annuity benefits	210	204	187	190	208	208	237
977	978	Interest credited to policyholders’ account balances	236	233	239	238	226	376	372
32	30	Interest expense	8	8	9	8	9	1	17
(60)	(44)	Deferral of acquisition costs	(7)	(8)	(6)	(8)	(8)	(14)	(10)
86	92	Amortization of acquisition costs	19	17	15	15	15	14	15
4,454	3,903	General and administrative expenses	863	955	488	545	484	634	570

6,402	5,839	Total benefits and expenses	1,329	1,409	932	988	934	1,219	1,201

166	282	Adjusted operating income before income taxes	73	77	83	56	96	72	76

(1)	Revenues exclude realized investment gains, net of losses and related adjustments and investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2004

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - RETIREMENT SEGMENT

(in millions)

Year-to-date			2003				2004
2001	2002		1Q	2Q	3Q	4Q	1Q	2Q	3Q
		Revenues (1) :
20	77	Premiums	14	8	1	6	12	27	43
80	71	Policy charges and fee income	18	19	17	18	18	35	31
2,148	2,090	Net investment income	517	515	498	513	506	565	603
146	137	Commissions, investment management fees and other income	32	31	35	39	41	226	223

2,394	2,375	Total revenues	581	573	551	576	577	853	900

		Benefits and Expenses (1):
913	880	Insurance and annuity benefits	210	204	187	190	208	208	237
977	978	Interest created to policyholders’ account balances	236	233	239	238	226	376	372
13	18	Interest expense	5	4	3	5	2	3	14
(12)	(12)	Deferral of acquisition costs	(2)	(3)	(2)	(4)	(2)	(9)	(6)
10	20	Amortization of acquisition costs	3	3	3	3	3	3	4
383	350	General and administrative expenses	76	87	82	89	88	180	185

2,284	2,234	Total benefits and expenses	528	528	512	521	525	761	806

110	141	Adjusted operating income before income taxes	53	45	39	55	52	92	94

(1)	Revenues exclude realized investment gains, net of losses and related adjustments and investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2004

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION

(in millions)

Year-to-date			2003				2004
2001	2002		1Q	2Q	3Q	4Q	1Q	2Q	3Q
		Revenues (1):
3,337	4,137	Premiums	1,141	1,129	1,170	1,236	1,330	1,354	1,292
307	204	Policy charges and fee income	54	58	54	60	63	61	55
474	713	Net investment income	191	204	210	186	229	233	242
245	264	Commissions, investment management fees, and other income	52	59	55	36	61	104	96

4,363	5,318	Total revenues	1,438	1,450	1,489	1,518	1,683	1,752	1,685

		Benefits and Expenses (1):
2,674	3,278	Insurance and annuity benefits	906	865	894	949	1,064	1,072	996
72	96	Interest credited to policyholders’ account balances	25	27	27	30	26	29	29
4	1	Interest expense	—	1	1	1	1	2	1
(539)	(630)	Deferral of acquisition costs	(177)	(175)	(157)	(186)	(214)	(194)	(206)
164	234	Amortization of acquisition costs	74	71	69	70	84	80	92
1,419	1,582	General and administrative expenses	433	445	430	463	501	494	513

3,794	4,561	Total benefits and expenses	1,261	1,234	1,264	1,327	1,462	1,483	1,425

569	757	Adjusted operating income before income taxes	177	216	225	191	221	269	260

(1)	Revenues exclude realized investment gains, net of losses and related adjustments and investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2004

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE SEGMENT

(in millions)

Year-to-date			2003				2004
2001	2002		1Q	2Q	3Q	4Q	1Q	2Q	3Q
		Revenues (1):
3,337	4,137	Premiums	1,141	1,129	1,170	1,236	1,330	1,354	1,292
307	204	Policy charges and fee income	54	58	54	60	63	61	55
450	682	Net investment income	181	194	203	209	222	226	234
52	50	Commissions, investment management fees, and other income	(3)	—	(8)	(23)	(19)	(4)	(14)

4,146	5,073	Total revenues	1,373	1,381	1,419	1,482	1,596	1,637	1,567

		Benefits and Expenses (1):
2,674	3,278	Insurance and annuity benefits	906	865	894	949	1,064	1,072	996
72	96	Interest credited to policyholders’ account balances	25	27	27	30	26	29	29
4	1	Interest expense	—	1	1	1	—	2	—
(539)	(630)	Deferral of acquisition costs	(177)	(175)	(157)	(186)	(214)	(194)	(206)
163	233	Amortization of acquisition costs	74	71	69	70	84	80	92
1,161	1,338	General and administrative expenses	370	385	370	396	421	404	417

3,535	4,316	Total benefits and expenses	1,198	1,174	1,204	1,260	1,381	1,393	1,328

611	757	Adjusted operating income before income taxes	175	207	215	222	215	244	239

(1)	Revenues exclude realized investment gains, net of losses and related adjustments and investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2004

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE excluding GIBRALTAR LIFE

(in millions)

Year-to-date			2003				2004
2001	2002		1Q	2Q	3Q	4Q	1Q	2Q	3Q
		Revenues (1):
1,832	2,083	Premiums	626	603	663	689	752	697	742
102	108	Policy charges and fee income	33	32	34	41	44	38	38
146	182	Net investment income	49	54	60	70	72	78	82
40	6	Commissions, investment management fees, and other income	(1)	—	(7)	(11)	(10)	—	(8)

2,120	2,379	Total revenues	707	689	750	789	858	813	854

		Benefits and Expenses (1):
1,383	1,548	Insurance and annuity benefits	474	451	480	514	573	529	539
5	7	Interest credited to policyholders’ account balances	3	3	3	4	4	4	4
5	4	Interest expense	3	3	3	3	3	3	2
(458)	(468)	Deferral of acquisition costs	(130)	(123)	(111)	(134)	(159)	(138)	(150)
154	210	Amortization of acquisition costs	64	62	54	53	69	57	73
682	699	General and administrative expenses	193	184	210	220	247	229	247

1,771	2,000	Total benefits and expenses	607	580	639	660	737	684	715

349	379	Adjusted operating income before income taxes	100	109	111	129	121	129	139

(1)	Revenues exclude realized investment gains, net of losses and related adjustments and investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2004

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL INVESTMENTS SEGMENT

(in millions)

Year-to-date			2003				2004
2001	2002		1Q	2Q	3Q	4Q	1Q	2Q	3Q
		Revenues (1):
—	—	Premiums	—	—	—	—	—	—	—
—	—	Policy charges and fee income	—	—	—	—	—	—	—
24	31	Net investment income	10	10	7	(23)	7	7	8
193	214	Commissions, investment management fees, and other income	55	59	63	59	80	108	110

217	245	Total revenues	65	69	70	36	87	115	118

		Benefits and Expenses (1):
—	—	Insurance and annuity benefits	—	—	—	—	—	—	—
—	—	Interest credited to policyholders’ account balances	—	—	—	—	—	—	—
—	—	Interest expense	—	—	—	—	1	—	1
—	—	Deferral of acquisition costs	—	—	—	—	—	—	—
1	1	Amortization of acquisition costs	—	—	—	—	—	—	—
258	244	General and administrative expenses	63	60	60	67	80	90	96

259	245	Total benefits and expenses	63	60	60	67	81	90	97

(42)	—	Adjusted operating income before income taxes	2	9	10	(31)	6	25	21

(1)	Revenues exclude realized investment gains, net of losses and related adjustments and investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2004

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - CORPORATE AND OTHER OPERATIONS

(in millions)

Year-to-date			2003				2004
2001	2002		1Q	2Q	3Q	4Q	1Q	2Q	3Q
		Revenues (1):
41	(3)	Premiums	(6)	(6)	—	3	(1)	3	(4)
(7)	(19)	Policy charges and fee income	(3)	(4)	(3)	(4)	(4)	(4)	(2)
686	622	Net investment income	143	126	138	140	123	135	134
(307)	(180)	Commissions, investment management fees, and other income	(47)	(15)	21	11	(12)	24	11

413	420	Total revenues	87	101	156	150	106	158	139

		Benefits and Expenses (1):
39	101	Insurance and annuity benefits	35	23	24	(1)	20	16	28
1	—	Interest credited to policyholders’ account balances	—	—	—	—	—	(1)	—
289	161	Interest expense	34	33	48	49	42	52	55
82	62	Deferral of acquisition costs	11	12	12	14	16	15	17
(82)	(85)	Amortization of acquisition costs	(18)	(15)	(14)	(15)	(15)	(13)	(15)
111	25	General and administrative expenses	9	50	54	61	21	25	—

440	264	Total benefits and expenses	71	103	124	108	84	94	85

(27)	156	Adjusted operating income before income taxes	16	(2)	32	42	22	64	54

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2004

KEY DEFINITIONS AND FORMULAS

1. Adjusted operating income before income taxes:

Adjusted operating income is a non-GAAP measure that excludes realized investment gains, net of losses, and related charges and adjustments; net investment gains and losses on trading account assets supporting insurance liabilities; change in experience-rated contractholder liabilities due to asset value changes; results of divested businesses and discontinued operations; cumulative effect of accounting change; extraordinary gain on acquisition; and the related tax effects thereof. Revenues and benefits and expenses shown as components of adjusted operating income, are presented on the same basis as pre-tax adjusted operating income and exclude these items as well. Adjusted operating income does not equate to “Income from continuing operations before income taxes, extraordinary gain on acquisition and cumulative effect of accounting change” as determined in accordance with GAAP but is the measure of profit or loss we use to evaluate segment performance. Adjusted operating income should not be viewed as a substitute for income determined in accordance with GAAP, and our definition of adjusted operating income may differ from that used by other companies. The excluded items are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability factors of our businesses.

2. After-tax adjusted operating income:

Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes.

3. Assets Under Management:

Fair market value or account value of assets which Prudential manages directly in proprietary products, such as mutual funds and variable annuities, in separate accounts, wrap-fee products and the general account, and assets invested in investment options included in the Company’s products that are managed by third party sub-managers (i.e., the non-proprietary investment options in the Company’s products).

4. Attributed Equity:

Amount of capital assigned to each of the Company’s segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment’s risks. Attributed equity for the Financial Services Businesses represents all of the Company’s equity that is not included in the Closed Block Business.

5. Book value per share of Common Stock:

Equity attributed to Financial Services Businesses divided by the number of Common shares outstanding at end of period, on a diluted basis.

6. Borrowings - General Corporate Purposes:

Amounts used for general corporate purposes include those used for cash flow timing mismatches at Prudential Financial, Prudential Financial ‘s investments in equity and debt securities of subsidiaries, and amounts utilized for regulatory capital purposes.

7. Borrowings - Investment Related:

Debt issued to finance specific investment assets or portfolios of investment assets, including institutional spread lending investment portfolios, real estate, and real estate related investments held in consolidated joint ventures, as well as institutional and insurance company portfolio cash flow timing differences.

8. Borrowings - Securities Business Related:

Debt issued to finance primarily the liquidity of our broker-dealers, and our capital markets and other securities business related operations.

9. Borrowings - Specified Other Businesses:

Borrowings associated with consumer banking activities, the individual annuity business, real estate franchises, and relocation services.

10. Client Assets:

Fair market value of assets in client accounts of International brokerage operations, Prudential Bank and mortgage loan servicing business, that are not included in Assets Under Management. Prudential does not receive a management or administrative fee on these assets, but may receive a fee for executing trades, custody or recordkeeping services. For periods prior to July 1, 2003, also includes fair market value of assets in client accounts of Prudential Securities businesses combined into Wachovia Securities Financial Holdings, LLC.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2004

KEY DEFINITIONS AND FORMULAS

11. Earned Premiums:

The portion of a premium, net of any amount ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

12. Earnings Per Share of Common Stock:

Net income for the Financial Services Businesses and the Closed Block Business is determined in accordance with GAAP and includes general and administrative expenses charged to each of the businesses based on the Company’s methodology for the allocation of such expenses. Cash flows between the Financial Services Businesses and the Closed Block Business related to administrative expenses are determined by a policy servicing fee arrangement that is based upon insurance and policies in force and statutory cash premiums. To the extent reported administrative expenses vary from these cash flow amounts, the differences are recorded, on an after-tax basis, as direct equity adjustments to the equity balances of each business. The direct equity adjustments modify earnings available to holders of Common Stock and Class B Stock for earnings per share purposes. Earnings per share of Common Stock based on adjusted operating income of the Financial Services Businesses reflects these adjustments as well.

13. General Account:

Invested assets and policyholder liabilities and reserves for which the Company bears the investment risk. Excludes assets recognized for statutory purposes that are specifically allocated to a separate account. General account assets also include assets of the parent company, Prudential Financial, Inc.

14. Gibraltar Life Advisors:

Insurance representatives for Gibraltar Life.

15. Group Life Insurance and Group Disability Insurance Administrative Operating Expense Ratios:

Ratio of administrative operating expenses (excluding commissions) to gross premiums, policy charges and fee income.

16. Group Life Insurance and Group Disability Insurance Benefits Ratios:

Ratio of policyholder benefits to earned premiums, policy charges and fee income.

17. Individual Life Insurance Sales:

Scheduled premiums from new sales on an annualized basis and first year excess premiums and deposits on a cash-received basis.

18. Insurance and Annuity Benefits:

Total death benefits, annuity benefits, disability benefits, other policy benefits, and losses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

19. International Life Planners:

Insurance agents in our insurance operations outside the United States, excluding Gibraltar Life Advisors.

20. New annualized premiums:

Premiums from new sales that are expected to be collected over a one year period. Group insurance new annualized premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage issued under our Servicemembers’ Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts. Group insurance new annualized premiums include premiums from the takeover of claim liabilities.

21. Non-recourse and Limited-recourse Debt:

Limited and non-recourse borrowing is where the holder is entitled to collect only against the assets pledged to the debt as collateral or has only very limited rights to collect against other assets.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2004

KEY DEFINITIONS AND FORMULAS

22. Operating return on average equity (based on adjusted operating income):

Adjusted operating income after-tax (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average attributed equity for the Financial Services Businesses excluding unrealized gains and losses on investments.

An alternative measure to operating return on average equity (based on adjusted operating income) is return on average equity (based on income from continuing operations). Return on average equity (based on income from continuing operations) represents income from continuing operations after-tax as determined in accordance with GAAP (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average total attributed equity for the Financial Services Businesses. Return on average equity (based on income from continuing operations) is 8.95% for the twelve months ended December 31, 2004, 5.48% for the twelve months ended December 31, 2003, 6.46% for the three months ended December 31, 2004, 10.14% for the three months ended December 31, 2003, 11.52% for the three months ended September 30, 2004, 10.42% for the three months ended June 30, 2004, and 7.65% for the three months ended March 31, 2004.

23. Policy Persistency - Group Insurance:

Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers’ Group Life Insurance and Prudential Employee Benefit Plan).

24. Policy Persistency - International Insurance:

13 month persistency represents the percentage of policies issued that are still in force at the beginning of their second policy year. 25 month persistency represents the percentage of policies issued that are still in force at the beginning of their third policy year.

25. Prudential Agents:

Insurance agents in our insurance operations in the United States.

26. Prudential Agent productivity:

Commissions on new sales of all products by Prudential Agents under contract for the entire period, divided by the number of those Prudential Agents. Excludes commissions on new sales by Prudential Agents hired or departed during the period. For interim reporting periods, the productivity measures are annualized.

27. Ratio of corporate debt to total capitalization:

For purposes of this ratio, we measure “debt” as the sum of borrowings for general corporate purposes, excluding debt related to Equity Security Units, and 20% of the amount corresponding to contractual obligation of holders of Equity Security Units for purchase of Prudential Financial, Inc. Common Stock, and we measure “total capitalization” as the sum of equity excluding unrealized gains and losses on investments, corporate debt excluding Equity Security Units and the amount corresponding to contractual obligation of holders of Equity Security Units for purchase of Prudential Financial, Inc. Common Stock.

28. Separate Accounts:

Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

29. Wrap-Fee Products:

Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2004

RATINGS AND INVESTOR INFORMATION

INSURANCE CLAIMS PAYING RATINGS

as of February 8, 2005

	A.M. Best	Standard & Poor’s	Moody’s	Fitch Ratings
The Prudential Insurance Company of America	A+	AA-	Aa3	AA-
PRICOA Global Funding I	NR *	AA-	Aa3	AA-
PRUCO Life Insurance Company	A+	AA-	Aa3	AA-
PRUCO Life Insurance Company of New Jersey	A+	AA-	NR	NR
American Skandia Life Assurance Corporation	A+	AA-	NR	AA-
Prudential Retirement Insurance and Annuity Company	A+	AA-	NR	NR
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	A+	AA-	NR	NR
Gibraltar Life Insurance Company, Ltd.	NR	AA-	A1	NR

CREDIT RATINGS:
as of February 8, 2005

Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1	A-2	P-2	F1
Long-Term Senior Debt	a-	A-	A3	A
Retail Notes	NR	A-	A3	NR

The Prudential Insurance Company of America :
Capital and surplus notes	a	A-	A2	A

Prudential Funding, LLC:
Short-Term Debt	AMB-1	A-1+	P-1	F1
Long-Term Senior Debt	a+	AA-	A1	A+

*	NR indicates not rated.

INVESTOR INFORMATION:

Corporate Offices:	Investor Information Hotline:

Prudential Financial, Inc. 751 Broad Street Newark, New Jersey 07102	Dial 877-998-ROCK for additional printed information or inquiries.
Web Site: www.prudential.com

Publicly Traded Securities:

Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.

Equity Security Units of Prudential Financial, Inc. are traded on the New York Stock Exchange under the symbol PFA.